UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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☐	Soliciting Materials Pursuant to §240.14a-12

QUEPASA CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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QUEPASA CORPORATION
324 Datura Street, Suite 114
West Palm Beach, Florida 33401
Telephone: (561) 366-1249

To The Shareholders of Quepasa Corporation:

We are please to invite you to attend the annual meeting of the shareholders of Quepasa Corporation, which will be held at 12:00 noon on June 8, 2011 at the offices of Quepasa Corporation, 324 Datura Street, Suite 114, West Palm Beach, Florida 33401, for the following purposes:

1.	To elect members to our Board of Directors;

2.	To approve an amendment to our 2006 Stock Incentive Plan increasing the shares available for grant;

3.	To approve an amendment to our Articles of Incorporation removing our classified Board of Directors and requiring one-year terms;

4.	To approve our reincorporating in Delaware;

5.	To ratify the appointment of our independent registered public accounting firm for 2011; and

6.	For the transaction of such other matters as may properly come before the Annual Meeting.

Quepasa’s Board of Directors has fixed the close of business on April 11, 2011 as the record date for a determination of shareholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of the Shareholders to Be Held on June 8, 2011: This Proxy Statement and Form 10-K are available at: https://www.proxyvote.com/

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance to shareholders. Registration and seating will begin at 11:45 A.M. Shares of common stock and preferred stock can be voted at the Annual Meeting only if the holder is present in person or by valid proxy.

For admission to the Annual Meeting, each shareholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

If you do not plan on attending the meeting, please vote your shares via the Internet, by phone or by signing and dating the enclosed proxy and return it in the business envelope provided. Your vote is very important.

By the Order of the Board of Directors

/s/ John Abbott
John Abbott
Chairman of the Board
Dated: April 12, 2011

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by phone or by signing, dating, and returning the enclosed proxy card will save Quepasa the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

QUEPASA CORPORATION
324 Datura Street, Suite 114
West Palm Beach, Florida 33401
Telephone: (561) 366-1249

2011 ANNUAL MEETING OF THE SHAREHOLDERS
PROXY STATEMENT

Why am I receiving these materials?

These proxy materials are being sent to the holders of shares of the voting stock of Quepasa Corporation, a Nevada corporation, in connection with the solicitation of proxies by our Board of Directors for use at the 2011 Annual Meeting of Shareholders to be held at 12:00 noon on June 8, 2011 at 324 Datura Street, Suite 114, West Palm Beach, Florida 33401. The proxy materials relating to the Annual Meeting are first being mailed to shareholders entitled to vote at the meeting on or about April 15, 2011. A copy of our Form 10-K for the year ended December 31, 2010 has been mailed concurrently with this Proxy Statement.

Who is Entitled to Vote?

Quepasa’s Board has fixed the close of business on April 11, 2011 as the record date for a determination of shareholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof. On the record date, there were 16,157,437 shares of common stock outstanding and 25,000 shares of preferred stock outstanding, both of which are classes of voting stock. Each share of Quepasa voting stock represents one vote that may be voted on each matter that may come before the Annual Meeting.

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with our transfer agent, Action Stock Transfer, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by Quepasa.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the Meeting?

Record holders and beneficial owners may attend the Annual Meeting. If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the record date.

How Do I Vote?

Record Holder

1.	Vote by Internet. The website address for Internet voting is on your proxy card.
2.	Vote by phone. Call 1 (800) 690-6903 and follow the instructions on your proxy card.
3.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).
4.	Vote in person. Attend and vote at the Annual Meeting.

Beneficial Owner (Holding Shares in Street Name)

1.	Vote by Internet. The website address for Internet voting is on your vote instruction form.
2.	Vote by mail. Mark, date, sign and mail promptly the enclosed vote instruction form (a postage-paid envelope is provided for mailing in the United States).
3.	Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

If you vote by Internet or phone, please DO NOT mail your proxy card.

Is My Vote Confidential?

Yes, your vote is confidential. Only the following persons have access to your vote: election inspectors, individuals who help with processing and counting your votes and persons who need access for legal reasons. If you write comments on your proxy card, your comments will be provided to Quepasa, but how you vote will remain confidential.

What Constitutes a Quorum?

To carry on the business of the Annual Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote, as of the record date, are represented in person or by proxy. Shares owned by Quepasa are not considered outstanding or considered to be present at the Annual Meeting. The following are votes that are counted as present for the purpose of determining the existence of a quorum at the Annual Meeting:

•	votes by brokers in the absence of instructions from beneficial owners;
•	votes by brokers with authorization to vote on some matters but not others (the missing votes are called broker non-votes); and
•	votes that are entitled to vote at the meeting but are not voted at the direction of the beneficial owner (called abstentions).

What is a broker non-vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. This vote is called a “broker non-vote.”  Broker non-votes do not affect the voting results for Proposals 1, 2 and 5, and therefore, do not affect these proposals. If you do not vote in favor of Proposals 3 and 4, it is the equivalent of a vote against the proposal.

    If you are the shareholder of record, and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the meeting. If your shares are held in street name and you do not provide specific voting instructions to the organization that holds your shares, the organization may generally vote at its discretion on routine matters but not on non-routine matters. If you sign your proxy card but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by our Board.  See the note below and the following question and answer.

Important Rule Affecting Beneficial Owners Holding Shares In Street Name

Brokers may no longer use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Which Proposals are Considered “Routine” or “Non-Routine”?

Proposals 1, 2 and 4 are non-routine and Proposals 3 and 5 are routine.

How are abstentions treated?

Abstentions only have an effect on the outcome of any matter being voted on that requires the approval based on our total voting stock outstanding. Thus, for Proposals 3 and 4, an abstention is equivalent to a vote against the proposal.

How Many Votes are Needed for Each Proposal to Pass and is Broker Discretionary Voting Allowed?

Proposal	Vote Required	Broker Discretionary Vote Allowed
(1) Election of Directors	Plurality of the votes cast.	No
(2) Increase the Shares Authorized Under the Plan	The affirmative vote of the shares voting in favor of the proposal must exceed the number of shares voting in opposition of the proposal.	No
(3) Charter Amendment to Declassify our Board	The affirmative vote of at least two-thirds of the outstanding shares.	Yes
(4) Reincorporate in Delaware	The affirmative vote of at least a majority of the outstanding shares.	No
(5) Appointment of the Independent Registered Public Accounting Firm	The affirmative vote of the shares voting in favor of the proposal must exceed the number of shares voting in opposition of the proposal.	Yes

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any or all of the proposals. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice to the Corporate Secretary of Quepasa, by delivering a proxy card dated after the date of the proxy or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Quepasa Corporation, 324 Datura Street, Suite 114, West Palm Beach, Florida 33401, Attention: Corporate Secretary, or by facsimile (561) 651-9984.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by Quepasa. In addition to the solicitation by mail, proxies may be solicited by our officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing. Because we need a majority of outstanding shares to be present in person or by proxy for a quorum, and due to the two-thirds vote required in Proposal 3, we may hire an independent proxy solicitation firm.

What Happens if Additional Matters are Presented at the Annual Meeting?

     Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Messrs. John Abbott and Michael Matte, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of their proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.  Shareholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these proxy materials, or if you hold Quepasa stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, Action Stock Transfer (in writing: Ms. Justeene Blankenship, Action Stock Transfer, Inc., 7069 S. Highland Dr., Suite 300, Salt Lake City, UT  84121; or by telephone: (801) 274-1088 or (801) 274-1099 (facsimile)).

If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Action Stock Transfer as indicated above.  Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to Quepasa shareholders with any of the proposals brought before the Annual Meeting.

Can a Shareholder Present a Proposal To Be Considered At the 2012 Annual Meeting?

If you wish to submit a proposal to be considered at the 2012 Annual Meeting, the following is required:

•           For a shareholder proposal to be considered for inclusion in Quepasa’s Proxy Statement for the 2012 Annual Meeting, our Corporate Secretary must receive the written proposal no later than December 17, 2011, which is 120 calendar days prior to the anniversary date Quepasa’s Proxy Statement was mailed to shareholders in connection with the 2011 Annual Meeting. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company sponsored materials.

•           For a shareholder proposal that is not intended to be included in Quepasa’s Proxy Statement under Rule 14a-8, our Corporate Secretary must receive the written proposal no earlier than February 9, 2012, which is 120 calendar days prior to the anniversary date Quepasa’s 2011 Annual Meeting and no later than March 10, 2012 which is 90 calendar days prior to the anniversary date Quepasa’s 2011 Annual Meeting.  Your notice must contain the specific information set forth in our Bylaws.

•           Additionally, you must be a record holder at the time you deliver your notice to the Corporate Secretary and are entitled to vote at the 2012 Annual Meeting.

A nomination or other proposal will be disregarded if it does not comply with the above procedures. All proposals and nominations should be sent to Quepasa Corporation, Attention: Corporate Secretary, 324 Datura Street, Suite 114, West Palm Beach, Florida 33401.

The Board Unanimously Recommends that Shareholders Vote “For” Proposal Nos. 1, 2, 3, 4, 5 and 6.

PROPOSAL 1.  ELECTION OF DIRECTORS

Who are our current directors?

The following table represents our current Board:

Name	Age	Position	Class
John Abbott	41	Chairman of the Board	III
Alonso Ancira	57	Director	III
Lars Batista	39	Director	I
Ernesto Cruz	54	Director	II
Malcolm Jozoff	71	Director	II
Lionel Sosa	71	Director	I
Dr. Jill Syverson-Stork	58	Director	I

Who will be elected at the Annual Meeting?

The Board currently consists of the members listed in the table above. At the 2007 Annual Meeting, the shareholders of Quepasa approved an amendment to our Articles of Incorporation, or the Articles, classifying the Board into three classes of approximately equal size (Class I, Class II and Class III). Each class serves for a period of three years, except the initial Class I directors served a period of one year and the initial Class II directors served for a period of two years from the date of the amendment. All Class I directors are up for re-election at this Annual Meeting.  However, we intend to consider Proposal 3 first before the election of directors. If it appears that holders of at least two-thirds of outstanding voting stock has approved Proposal 3, which is to eliminate a classified Board with three-year terms, the Annual Meeting will be briefly adjourned. During the adjournment, the Inspector of Elections will certify the tally as to Proposal 3. The Annual Meeting will then re-convene. If Proposal 3 has passed, Quepasa will cause an Amendment to its Articles to be filed in which case all directors (including the three persons not otherwise up for re-election) will be part of Proposal 1 and will be considered for election to one-year terms.  This proposal failed to receive the necessary two-thirds vote at our 2010 Annual Meeting.  Because we believe it is better for our shareholders and most consistent with corporate governance trends, we are again asking you to approve this Proposal.

Term as Director to Expire at the Annual Meeting

Lars Batista has been a director since February 8, 2011.  Mr. Batista joined our Board in February 2011 just before we acquired our Brazilian social games subsidiary.   Since January 2009, Mr. Batista has been the Director of Information and Technology for EBX Holdings, which is a holding company which includes a group of subsidiaries in the fields of mining and metal, energy, oil and natural gas exploration, and coal mining.  From June 2008 until December 2008, Mr. Batista was the Vice President of Business Development of TechFront.  From October 2005 until June 2008, Mr. Batista was the V.P. of Production at eGames, Inc., a game publishing company.  Mr. Batista was selected as a director because of his expertise in the publishing, management, design, production and licensing of video game titles and his involvement and vast network of business contacts in the Brazilian business community.

Lionel Sosa has been a director since January 2007. Since 2008, Mr. Sosa has been a marketing consultant with Sosa Consultation and Design a position he previously held from 2000 until 2005. From 2005 until 2007, Mr. Sosa also served as executive director of Mexicans & Americans Thinking Together Foundation, Inc., or MATTF, a non-profit organization focused on encouraging bicultural relations between Mexicans and Americans. Mr. Sosa is the founder of Sosa, Bromley, Aguilar, & Associates (now Bromley Communications), the largest Hispanic advertising agency in the U.S.  Mr. Sosa has served as a Hispanic media advisor in seven Republican presidential races beginning with President Reagan in 1980.  Mr. Sosa was named one of the “25 Most Influential Hispanics in America” by Time Magazine in 2005. Mr. Sosa was selected to serve on the Board because he is a leader in the Mexican-American community and because of his influence in the Hispanic community. He was also selected for his experience and knowledge of Hispanic consumer behavior.

Dr. Jill Syverson-Stork has been a director since September 2006. A member of the Spanish Department at Wellesley College from September 1989 to the present, Dr. Syverson-Stork is also the Director of Casa Cervantes, a Spanish Language House and Cultural Center. Dr. Syverson-Stork is Executive Director, USA of PRESHCO, (Programa de Estudios Hispánicos en Córdoba) a consortium university program of international study in Córdoba, Spain. Dr. Syverson-Stork was selected to serve on the Board because of her over 30 years experience and publications in bilingual, multi-cultural education with a specialization in serving the Hispanic community and promoting Hispanic culture.

Directors Continuing in Office

John Abbott has been a director and Chief Executive Officer since October 2007. Since February 25, 2009, Mr. Abbott has served as Chairman of the Board and previously served as Chairman from October 25, 2007 until January 18, 2008. Since 2005, Mr. Abbott has been a financial advisor to Altos Hornos de Mexico, S.A. de C.V., or AHMSA. In addition, Mr. Abbott has led investor groups and has served on the executive committees of two start-up efforts in Brazil, namely Click Filmes (www.clickfilmes.com), Brazil’s first hotel video on demand business and Industria de Entretenimento, an entertainment business that owns the rights to the Pacha brand in Brazil, among others. From 1992 to 2005, Mr. Abbott held several senior positions within JP Morgan Securities, Inc. Mr. Abbott was selected to serve on our Board because of his extensive experience in strategic advisory and entrepreneurship. In addition, Mr. Abbott, as our Chief Executive Officer, possesses a detailed understanding of the characteristics of our business model.

Alonso Ancira has been a director since November 2006. He has served as Chairman of the Board of AHMSA, one of Mexico’s most prestigious industrial consortiums since April 2004. He is also Chairman of the Board of Mexicans & Americans Trading Together, Inc., or MATT, Inc., a wholly-owned subsidiary of AHMSA. From 1991 until April 2004, Mr. Ancira was Vice-Chairman and Chief Executive Officer of AHMSA. He is currently President of Mexico’s Chamber of Iron and Steel, a position he held from 1993 to 1995, and again from 2003 to 2004. Mr. Ancira was selected to serve on the Board due to his leadership in the Mexican business community, innovative thinking and strong support of our business model.

Ernesto Cruz has been a director since November 13, 2007. Since October 2007, Mr. Cruz has served as the managing partner of Advanzer de Mexico S.A. de C.V. a consulting and audit firm. From March 2002 until October 2007, he was the Managing Partner for the Monterrey and Northeast Mexican offices of Deloitte & Touche, a big four international accounting firm. Mr. Cruz served as the Managing Partner for the Monterrey and Northeast Mexican offices of Arthur Anderson from April 1997 through March 2002. Mr. Cruz is a Certified Public Accountant in Mexico. Mr. Cruz was selected to serve on our Board for because of his extensive knowledge in accounting and auditing and his service on the board of directors of large companies in Mexico.

Malcolm Jozoff has been a director since January 2007. Since 2004, Mr. Jozoff has been serving as a corporate advisor to Otsuka Pharmaceutical Co., Ltd., a pharmaceutical and consumer health products company, based in Tokyo, Japan. From July 1996 to August 2000, Mr. Jozoff was Chairman of the Board of Directors and President and Chief Executive Officer of The Dial Corporation, which markets Dial soaps, Purex laundry detergents, Renuzit air fresheners, and Armour Star canned meats. Mr. Jozoff was selected to serve on the Board because of his past experience as Chief Executive Officer of a major New York Stock Exchange listed company and his leadership role while serving on our Board.

The affirmative vote of the holders of a plurality of the shares of common stock present in person or represented by proxy at the Annual Meeting will be required to elect three directors to our Board under Proposal 1. This means that the three persons who receive the most votes are elected. For purposes of the election of directors, the withholding of authority by a shareholder as to the election of directors thus has no effect on the results of the election.

The Board unanimously recommends a vote “For” the election of the nominated slate of directors.

There are no family relationships between any of our directors and/or executive officers.

Corporate Governance

Board Responsibilities and Structure

The Board oversees, counsels, and directs management in the long-term interest of Quepasa and its shareholders. The Board’s responsibilities include establishing broad corporate policies, monitory risk, and reviewing the overall performance of Quepasa.

Board Committees and Charters

The Board and its committees meet throughout the year on a set schedule, hold special meetings, and act by written consent from time to time as appropriate. The Board delegates various responsibilities and authority to its Board committees. Committees regularly report on their activities and actions to the Board. The Board currently has, and appoints the members of the Executive Committee, the Audit Committee and the Compensation and Nominating Committee. The Audit Committee and the Compensation and Nominating Committee each have a written charter approved by the Board. We post each charter on our website at www.quepasacorp.com/investors/governance. The following table identifies the independent and non-independent current Board and committee members:

Name	Independent	Executive	Audit	Compensation and Nominating

John Abbott		✓
Alonso Ancira	✓
Lars Batista
Ernesto Cruz	✓		Chairman
Malcolm Jozoff	✓	✓	✓	Chairman
Lionel Sosa	✓	✓		✓
Dr. Jill Syverson-Stork	✓		✓	✓

2010 Meetings			4	4

The Board held six meetings in 2010 and all of the directors attended over 75% of the combined number of Board and committee meetings, except for Alonso Ancira who attended four of the Board meetings and Lionel Sosa who attended four of the Board meetings.  Quepasa does not have a policy with regard to directors’ attendance at annual meetings.  John Abbott attended the 2010 Annual Meeting.

Independence

The Board has determined Messrs. Ancira, Cruz, Jozoff and Sosa and Dr. Syverson-Stork are independent directors in accordance with the listing rules of the NYSE Amex. The Board has determined that each of the members of the Audit Committee, Messrs. Cruz and Jozoff and Dr. Syverson-Stork are independent in accordance with the independence standards for audit committees under the NYSE Amex listing rules.

Executive Committee

In February 2011, we formed an Executive Committee.  Although under Nevada law the Executive Committee has all of the powers of the Board, we expect that we will use the Executive Committee for less important matters which require Board approval.  We hold regular quarterly in person Board meetings and expect to continue that practice.  If our shareholders approve the reincorporation in Delaware, the Executive Committee will have all the powers of the Board, except it may not amend the Certificate of Incorporation, recommend actions to the shareholders (other than electing or removing directors) or adopting, amending or repealing bylaws.

Audit Committee

The Audit Committee assists the Board in its general oversight of our financial reporting, internal control, and audit functions, and is responsible for the appointment, retention, compensation, and oversight of the work of our independent registered public accounting firm. The Audit Committee also has responsibility for our corporate governance including keeping abreast of developments and best practices in corporate governance matters and shall review our compliance and, where appropriate, recommending any changes for approval by the Board. Our Board has determined that each Audit Committee member has sufficient knowledge in reading and understanding our financial statements to serve on the Audit Committee.

The Board has determined that Mr. Cruz and Mr. Jozoff are each qualified as an “audit committee financial expert,” as that term is defined by the Rules of the Securities and Exchange Commission, or the SEC, and in compliance with the Sarbanes-Oxley Act of 2002. This designation does not impose any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed by being a member of the Audit Committee or of the Board.

                Compensation and Nominating Committee

The Compensation and Nominating Committee, or the Committee, is responsible for assisting the Board in discharging its duties with respect to the compensation of Quepasa’s directors and executive officers. The Committee reviews the performance of our directors and executive officers in achieving corporate goals and objectives and seeks to ensure that the directors and officers are compensated appropriately in a manner consistent with our business strategies, competitive practices and the requirements of applicable regulatory authorities. The Committee determines salaries, bonuses and other matters relating to compensation of the executive officers of Quepasa. The Committee also approves the compensation of our non-employee directors and reports it to the full Board. The Committee is authorized to delegate to the Chief Executive Officer, Chief Financial Officer or other authorized executive officer with the authority to make annual grants of stock options. The Chief Executive Officer, with the exception of a meeting determining his compensation, may be present at meetings during which compensation is under review and consideration but may not vote.

The responsibilities of the Committee include the identification of individuals qualified to become Board members, the selection or recommendation to the Board of nominees to stand for election as directors, the oversight of the selection and composition of committees of the Board, establish procedures for the nomination process including procedures and the oversight of the evaluations of the Board and management.  The Committee has not established a policy with regard to the consideration of any candidates recommended by shareholders since no shareholders have made any recommendations.  If we receive any shareholder recommended nominations, the Committee will carefully review the recommendation(s) and consider such recommendation(s) in good faith.

In fulfilling its responsibilities, the Committee considers the following factors in reviewing possible candidates for nomination as a director of Quepasa:

(i)	the appropriate size of our Board and its committees;
(ii)	the perceived needs of our Board for particular skills, background and business experience;
(iii)
diversity, including Hispanic background and the skills, public company experience, background, reputation, and business experience of nominees compared to those already possessed by other members of our Board;

(iv)	nominees’ independence from management; and
(v)	the applicable regulatory and listing requirements, including independence requirements and legal considerations.

The Committee may, by majority vote of its full membership, create one or more subcommittees comprised of members of the Committee, and may vest any such subcommittee with full authority with respect to the specific matters delegated to such subcommittee.

The Committee will consider persons recommended by shareholders for inclusion as nominees for election to our Board if the names, biographical data, and qualifications of such persons are submitted in writing in a timely manner addressed and delivered to our Corporate Secretary at our Florida offices, 324 Datura Street, Suite 114, West Palm Beach, Florida 33401. If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials are forwarded to the Committee.

Board Policy Regarding Voting for Directors

Quepasa has implemented a majority vote standard in the election of directors. In addition, Quepasa’s Bylaws requires that following election or re-election, each director is required to promptly tender his or her resignation effective upon the director failing to receive the required vote for re-election at the next meeting at which such directors are up for re-election and upon acceptance of such resignation by the Board.

Board Diversity

While we do not have a formal policy on diversity, the Committee considers as one of the factors the diversity of the composition of our Board and the skill set, background, reputation, type and length of business experience of our Board members as well as a particular nominee’s contributions to that mix. Although there are many other factors, the Committee seeks to attract individuals with strong ties to the Hispanic community or with knowledge of the Spanish and Brazilian cultures. Additionally, we seek individuals with experience on public company boards, marketing expertise and international background.

Board Structure

Quepasa has chosen to combine the Chief Executive Officer and Board Chairman positions. We believe that this Board leadership structure is the most appropriate for Quepasa. Because we are a small company and do not have significant revenues, it is more efficient to have the leadership of the Board in the same hands as the Chief Executive Officer of Quepasa. The challenges faced by us at this stage are most efficiently dealt with by one person who is familiar with both the operational aspects as well as the strategic aspects of our business.

Board Assessment of Risk

The Board is actively involved in the oversight of risks that could affect Quepasa. This oversight is conducted primarily through the Audit Committee, but the full Board has retained responsibility for general oversight of risks. The Audit Committee considers and reviews with our independent public accounting firm and management the adequacy of our internal controls, including the processes for identifying significant risks and exposures, and elicits recommendations for the improvements of such procedures where desirable. In addition to the Audit Committee’s role, the full Board is involved in oversight and administration of risk and risk management practices by overseeing members of senior management in their risk management capacities. Members of our senior management have day-to-day responsibility for risk management and establishing risk management practices, and members of management are expected to report matters relating specifically to the Audit Committee directly thereto, and to report all other matters directly to the Board as a whole. Members of our senior management have an open line of communication to the Board and have the discretion to raise issues from time-to-time in any manner they deem appropriate, and management’s reporting on issues relating to risk management typically occurs through direct communication with directors or committee members as matters requiring attention arise. Members of our senior management regularly attend all or portions of the Board’s regularly scheduled meetings, and make presentations to the Board on financial and operational matters, which presentations often include a discussion of risks related to our business.

Presently, the primary risks affecting Quepasa are continuing the growth of quepasa.com, increasing usage of our Hispanic social network and retention by members, continuing to generate material revenue from our Distributive Social Network and developing robust social games which generate material revenue. The Board focuses on these key risks at each meeting and actively interfaces with management on seeking solutions.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, or the Exchange Act, requires that our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, file with the SEC initial reports of ownership and reports of changes in ownership of common stock and the other equity securities of Quepasa. These reporting persons are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, our review of the reports that have been filed and on the representations of the reporting persons we believe that all filing requirements applicable to these persons were complied with during fiscal year 2010.

Shareholder Communications

Although we do not have a formal policy regarding communications with the Board, shareholders may communicate with the Board by writing to us at Quepasa Corporation, Attention: Corporate Secretary, 324 Datura Street, Suite 114, West Palm Beach, Florida 33401, or by visiting Quepasa’s website at www.quepasacorp.com/investors/contact-board/. Shareholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Code of Conduct and Ethics

We have adopted a Code of Conduct and Ethics that applies to all of our directors and employees. To see a copy of the Code of Conduct and Ethics, please go to the Quepasa website at www.quepasacorp.com/investors/governance/.

Director Compensation

We do not pay cash compensation to our directors for service on our Board. Non-employee members of our Board were compensated with stock options in 2010 for service as a director or committee chairperson.

2010 Director Compensation

Name (a)	Option Awards ($)(d) (1)	Total ($)(j)
Alonso Ancira (2)	37,071	37,071
Malcolm Jozoff (2)	42,080	42,080
Lionel Sosa (2)	37,071	37,071
Dr. Jill Syverson-Stork (2)	37,071	37,071
Ernesto Cruz (2)	42,080	42,080
Jeffrey Valdez (2) (3)	9,268	9,268
James Ferris (2)(4)	37,071	37,071
———————

(1)
The amounts in this column represent the fair value of the award as of the grant date as computed in accordance with FASB ASC Topic 718 and the SEC disclosure rules. These amounts represent awards that are paid in options to purchase shares of our common stock and do not reflect the actual amounts that may be realized by the directors.

(2)
Each non-employee director received 18,500 stock options exercisable at $3.05 per share for their service as directors; these options vested quarterly during the year ended December 31, 2010. Additionally, committee chairpersons were granted 2,500 stock options exercisable at $3.05 per share.

(3)	As a result of Mr. Valdez's resignation from the board, only 4,625 of his stock options vested.

(4)	Mr. Ferris resigned on February 28, 2011.

The following table reflects the number of securities received by our non-employee directors for 2010 and 2009:

	Director Options	Director Shares	Committee Chairperson Options	Committee Chairperson Shares
2010	18,500	0	2,500	0
2009	12,500	3,500	0	1,600

For 2011, we granted our non-employee directors 18,500 stock options and our committee chairpersons an additional 2,500 stock options exercisable at $8.71 per share.

Principal Shareholders

The following table sets forth the number of shares of Quepasa’s voting stock beneficially owned as of the record date (i) those persons known by Quepasa to be owners of more than 5% of Quepasa’s voting stock, (ii) each director (iii) each of the Named Executive Officers, and (iv) all executive officers and directors as a group:

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership (1)	Percent Beneficially Owned (1)

Common Stock	John Abbott 324 Datura Street, Suite 114 West Palm Beach, FL 33401 (2)	2,752,380	14.7%
Common Stock	Michael Matte 324 Datura Street, Suite 114 West Palm Beach, FL 33401 (3)	1,947,769	10.8%
Common Stock	Louis Bardov 5820 Bassinghall Lane Plano, TX 75093 (4)	659,796	3.9%
Common Stock	Alonso Ancira C/O Grupo Acerero del Norte, S.A. de C.V, Campos Eliseos No. 29, Colonia Rincon Del Bosque, Mexico (5)	3,398,208	18.7%
Common Stock	Lars Batista 2141 NW 30th Road Boca Raton, FL 33431 (6)	186,141	1.2%
Common Stock	Ernesto Cruz Lazaro Cardenas N 4000-27A. Col. Las Brisas, Monterrey N.L., Mexico 64780 (7)	63,117	*
Common Stock	Malcolm Jozoff 5200 E. Solano Drive Paradise Valley, AZ 85253 (8)	135,616	*
Common Stock	Lionel Sosa 215 Rhode Lane Floresville, TX 78114 (9)	97,013	*
Common Stock	Dr. Jill Syverson-Stork 48 Park Drive Sherborn, MA 01770 (10)	66,450	*

Common Stock	All directors and executive officers as a group (10 persons) (11)	11,336,897	44.3%

5% Shareholder

Common Stock	Mexicans & Americans Trading Together, Inc. 5150 N. Loop 1604 West San Antonio, TX 78249 (12)	3,333,333	18.4%
Common Stock	Richard L. Scott 700 11th Street, Suite 101 Naples, FL 34102 (13)	1,500,000	8.7%
Common Stock	Frederic W. Levin 2100 S. Utica, Suite 305 Tulsa, OK 74114 (14)	1,146,231	7.1%
Common Stock	F. Stephen Allen 2100 S. Utica, Suite 305 Tulsa, OK 74114 (15)	1,000,000	5.8%
Preferred Stock	Mexican & Americans Thinking Together Foundation, Inc. (16)	25,000	100%
———————
*	Less than 1%

(1)
Applicable percentages are based on 16,157,437 shares of common stock and 25,000 shares of preferred stock outstanding adjusted as required by rules of the SEC. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days whether upon the exercise of options or otherwise. Shares subject to options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated in the footnotes to this table, Quepasa believes that each of the shareholders named in the table has sole voting and investment power with respect to the shares indicated as beneficially owned by them.

(2)	Mr. Abbott is a director and executive officer. Includes 2,579,880 shares issuable upon the exercise of vested stock options.

(3)	Mr. Matte is an executive officer. Includes 1,927,036 shares issuable upon the exercise of vested stock options.

(4)	Mr. Bardov is an executive officer. Includes 629,796 shares issuable upon the exercise of vested stock options.

(5)
Mr. Ancira is a director. Mr. Ancira is also the Chairman of the Board of Directors of MATT, Inc. and AHMSA. MATT, Inc. is a wholly-owned subsidiary of AHMSA. Grupo Acerero del Norte, S.A. de C.V., or GAN, is the majority shareholder of AHMSA.  Mr. Ancira is a shareholder of GAN. By virtue of his role as Chairman of the Boards of Directors of MATT, Inc. and AHMSA and his equity interest in GAN, Mr. Ancira may be deemed to beneficially own 1,333,333 shares owned by MATT, Inc. and 2,000,000 shares issuable upon the exercise of warrants held by MATT, Inc. Includes 16,750 shares of common stock and 48,125 shares of common stock issuable upon the exercise of vested stock options granted to and owned directly by Mr. Ancira. Does not include preferred stock held by a not-for-profit-corporation. Mr. Ancira is Chairman of the Board of this non-for-profit corporation but has no power to vote these shares.

(6)	Mr. Batista is a director. Includes 4,625 shares issuable upon the exercise of vested stock options.

(7)	Mr. Cruz is a director. Includes 51,250 shares issuable upon the exercise of vested stock options.

(8)	Mr. Jozoff is a director. Includes 84,366 shares held in the Malcolm Jozoff Trust with Mr. Jozoff as Trustee. Includes 51,250 shares issuable upon the exercise of vested stock options.

(9)	Mr. Sosa is a director. Includes 48,125 shares issuable upon the exercise of vested stock options.

(10)	Dr. Syverson-Stork is a director. Includes 48,125 shares issuable upon the exercise of vested stock options.

(11)	Includes shares issuable upon the exercise of stock options held by Quepasa’s V.P. of Strategy and Business Development.

(12)	Represents 1,333,333 shares of common stock and 2,000,000 shares of common stock issuable upon the exercise of warrants, exercisable at $2.75 per share. See Note 5 above.

(13)
Represents: (i) 166,446 shares of common stock held by the Richard L. Annette Scott Family Partnership, (ii) 166,667 shares of common stock held by the F. Annette Scott Revocable Trust, (iii) 166,887 shares of common stock held by the Richard L. Scott Revocable Trust, and (iv) 1,000,000 shares of common stock issuable upon the exercise of warrants, exercisable at $2.75 per share held by the Richard L. Scott Revocable Trust. Richard L. Scott has sole voting power and dispositive power over all of the shares and warrants.

(14)	Includes 159,979 shares over which Mr. Levin has sole voting and dispositive power and 986,252 shares in which such powers are shared.

(15)	Represents shares of common stock issuable upon the exercise of warrants, exercisable at $3.55 per share.

(16)	Represents Series A Preferred Stock. Each share of Series A represents one vote.

Executive Officers

Name	Age	Position(s)
John Abbott	41	Chief Executive Officer
Michael Matte	52	Chief Financial Officer, Executive Vice President and Secretary
Louis Bardov	48	Chief Technology Officer
Brian Garrett	38	V.P. of Strategy and Business Development

John Abbott For a summary of Mr. Abbott’s background, please see page 8 of this Proxy Statement.

Michael Matte has served as our Chief Financial Officer, Executive Vice-President and Secretary since October 29, 2007. From July 2006 through October 2007, Mr. Matte served as a director of Quepasa. Mr. Matte served as Chief Financial Officer of Cyberguard Corporation from February 2001 to April 2006. Prior to joining Cyberguard Corporation, Mr. Matte began his professional career at Price Waterhouse, where he worked from 1981 to 1992. His last position was as a senior Audit Manager. Currently, Mr. Matte serves as a director of Iris International, Inc. and until October 15, 2009 served as a director of GelTech Solutions, Inc. Mr. Matte is a Certified Public Accountant.

Louis Bardov has served as our Chief Technology Officer since January 2008. Mr. Bardov has over 21 years’ experience in software development and technology management. Most recently, he worked for Match.com, a leading Internet dating service from 2000 through early January 2008. Mr. Bardov last served as Match.com’s Senior Vice President of Software Development, Customer Care and Customer Retention and previously as the Vice President of Development.

Brian Garrett has served as our V.P. of Strategy and Business Development since January 1, 2009.  In 2007, Mr. Garrett co-founded Crosscut Ventures, a venture capital fund where he served as a Managing Director until 2009.  From 2001 until 2007, Mr. Garrett was a partner at Palomar Ventures, a venture capital fund.

Executive Compensation

The following table reflects the compensation paid to our Chief Executive Officer and the two other executive officers serving at the end of the last fiscal year whose compensation exceeded $100,000, who we refer to as our Named Executive Officers for 2010 and 2009.

2010 Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($)(c)		Option Awards ($)(f)(1)	Total ($)(j)
John Abbott	2010	250,000	(2)	603,347	853,347
Chief Executive Officer	2009	129,863	(3)	814,475	944,338

Michael Matte	2010	250,000	(4)	437,126	687,126
Chief Financial Officer	2009	250,000	(5)	534,663	784,663

Louis Bardov	2010	160,000	(6)	370,637	530,637
Chief Technology Officer	2009	160,000		92,856	252,856
———————
(1)
The amounts in this column represent the fair value of the award as of the grant date as computed in accordance with FASB ASC Topic 718 and the SEC disclosure rules. These amounts represent awards that were paid in options to purchase shares of our common stock and do not reflect the actual amounts that may be realized by the Named Executive Officers.

(2)
In lieu of his $250,000 salary for the period from October 2010 to October 2011, Mr. Abbott elected to receive 89,928 10-year stock options. These options vest monthly through November 2011 and are exercisable at $4.95 per share.

(3)
In lieu of his $250,000 salary for the period from October 2009 to October 2010, Mr. Abbott elected to receive 316,456 10-year stock options. These options vested monthly through October 2010 and are exercisable at $1.34 per share.

(4)
Includes 35,971 10-year stock options issued to Mr. Matte in lieu of $100,000 of his salary for the period from October 2010 through October 2011. These options vest monthly through November 2011 and are exercisable at $4.95 per share.

(5)
Includes 126,582 10-year stock options issued to Mr. Matte in lieu of $100,000 of his salary for the period from November 2009 through October 2010. These options vested monthly through October 2010 and are exercisable at $1.34 per share.

(6)
Includes 14,388 10-year stock options issued to Mr. Bardov in lieu of compensation for the period from February 2011 through February 2012. These options vest monthly through February 2012 and are exercisable at $4.95 per share.

See the discussion below of the Named Executive Officers’ employment agreements and payments provided to them upon a change of control of Quepasa.

Named Executive Officer Employment Agreements

John Abbott Employment Agreement

Effective as of October 25, 2007, we entered into an employment agreement with our Chief Executive Officer, John Abbott. Under the agreement, Mr. Abbott received an annual base salary of $80,000 per year, which was increased to $250,000 (discussed below) and was granted 1,897,492 10-year stock options, exercisable at $3.05 per share. On July 8, 2009, these options were exchanged for options with an exercise price of $1.00 per share. One-third of the options vested on October 25, 2008 and the remaining options vested in 24 equal monthly installments thereafter, subject to remaining employed on each applicable vesting date. On September 14, 2009, the Committee approved an increase of Mr. Abbott’s salary to $250,000 per year.

Michael Matte Employment Agreement

Effective as of October 29, 2007, we entered into an employment agreement with our Chief Financial Officer, Michael Matte. Under the agreement, Mr. Matte received an annual base salary of $100,000 per year, which was increased to $250,000 (discussed below), and was granted 1,475,827 10-year stock options exercisable at $3.25 per share. On July 8, 2009, these options were exchanged for options with an exercise price of $1.00 per share. One-third of the options vested on October 29, 2008 and the remaining options vested in 24 equal monthly installments thereafter, subject to remaining employed on each applicable vesting date. Effective November 1, 2008, Mr. Matte’s salary was increased to $250,000 per year.

Amendment to Abbott and Matte Agreements

Effective as of March 27, 2008, the Committee approved amendments to the employment agreements with John Abbott and Michael Matte, the Company’s Chief Executive Officer and Chief Financial Officer, respectively. The amendments provide for immediate vesting of their stock options following a change of control of Quepasa. Additionally, they will have the right to exercise these stock options for a period of two years after they are terminated.

Louis Bardov Employment Agreement

Effective as of January 18, 2008, we entered into an employment agreement with our Chief Technology Officer, Louis Bardov. Mr. Bardov receives an annual base salary of $160,000 per year and was granted 500,000 10-year stock options, exercisable at $2.49 per share. On July 8, 2009, these options were re-priced to an exercise price of $1.00 per share. The options vested in equal annual increments on January 18, 2009, 2010 and 2011.

Performance Options

On July 31, 2008, the Committee approved the grant of 262,500 10-year stock options to Mr. Abbott and 232,500 10-year stock options each to Mr. Matte and Mr. Bardov exercisable at $2.07 per share (which were later re-priced to $1.00 per share). The options are subject to Quepasa meeting specific performance milestones. As of the record date, 175,000 of Mr. Abbott’s options have vested and 155,000 of each of Mr. Matte’s and Mr. Bardov’s performance options have vested.

Options in Lieu of Cash Compensation

Mr. Abbott and Mr. Matte agreed to accept stock options in lieu of cash compensation for the period from December 1, 2010 until November 30, 2011.  Mr. Abbott was granted 89,928 10-year stock options and Mr. Matte was granted 35,971 10-year stock options.  The options vest monthly in equal increments with the first vesting date being December 1, 2010.  Mr. Bardov agreed to accept stock options in lieu of cash compensation for the period from February 11, 2011 until February 10, 2012.   Mr. Bardov was granted 14,388 10-year stock options.  The options vest monthly in equal increments with the first vesting date being February 11, 2011.  All of the options described in this paragraph are exercisable at $4.95 per share.

Management Bonus Program

Messrs. Abbott and Matte are eligible to participate in our discretionary management bonus program with one-half based upon cost reductions and one-half based upon increases in cash flow. The three target bonus levels are 50%, 150% and 300% of base salary. Also, Mr. Bardov is eligible to participate in our discretionary management bonus program with an initial target bonus of $100,000.

Severance Provisions

Messrs. Abbott and Matte are entitled to severance in the event that they are dismissed without cause, they resign for good reason or are terminated within one year following a change of control. In any of such events, they will receive two years base salary, two times the highest target or bonus for that year, all of their stock options will immediately vest and they will have two years to exercise their options post termination. If Mr. Bardov is terminated without cause, he is entitled to six months base salary, his stock options will vest and he will have three months to exercise his options post-termination. If his employment is terminated following a change of control, he will receive six months’ base salary.

Option Exchange

As a result of the decline of the stock market in 2008 and the first quarter of 2009, a substantial percentage of our outstanding options had exercise prices in excess of the then fair market value of our common stock. In order to retain the compensatory value of the equity awards without further diluting shareholders by issuing incremental shares, the Committee offered to certain option holders, including certain executive officers and directors, the right to exchange on a one-for-one basis outstanding options for newly issued options with an exercise price equal to the fair market value on the new date grant. The newly-issued options had the same terms, other than exercise price, and were vested to the same extent as the exchanged options. Our Named Executive Officers were issued a total of 4,827,937 new options and cancelled the same amount of options.

Outstanding Equity Awards at 2010 Fiscal Year End

Listed below is information with respect to unexercised options, stock that has not vested and equity incentive awards for each Named Executive Officer as of December 31, 2010:

Name (a)	No. of Securities Underlying Unexercised Options (#) Exercisable (b)		No. of Securities Underlying Unexercised Options (#) Unexercisable (c)		Equity Incentive Plan Awards: No. of Securities Underlying Unexercised Unearned Options (#) (d)		Option Exercise Price ($) (e)	Option Expiration Date (f)

John Abbott	1,897,492	(1)	—		—		1.00	10/25/2017
	175,000		—		87,500	(2)	1.00	7/22/2018
	54,237	(1)	—		—		1.00	10/15/2018
	54,237	(1)(3)	—		—		1.00	10/15/2018
	316,456		—		—		1.34	10/31/2019
	—		90,000	(4)	—		4.95	9/26/2020
	7,494		82,434	(3)(5)	—		4.95	9/26/2020

Michael Matte	1,475,827	(1)	—		—		1.00	10/29/2017
	155,000		—		77,500	(2)	1.00	7/22/2018
	50,847	(1)	—		—		1.00	10/15/2018
	67,797	(1)(3)	—		—		1.00	10/15/2018
	126,582	(1)(3)	—		—		1.34	10/31/2019
	—		90,000	(4)	—		4.95	9/26/2020
	2,998		32,973	(3)(5)	—		4.95	9/26/2020

Louis Bardov	333,333		166,667	(3)	—		1.00	1/18/2018
	155,000		—		77,500	(2)	1.00	7/22/2018
	—		90,000	(4)	—		4.95	9/26/2020
	—		14,388	(3)(6)	—		4.95	9/26/2020
———————
(1)	Fully Vested.

(2)	The options are subject to meeting specific performance milestones.

(3)	The options were granted in lieu of cash compensation

(4)	The options vest in equal increments on January 1, 2011, January 1, 2012, and January 1, 2013.

(5)	The options vest in equal monthly increments for 12 months with the first vesting date being December 1, 2010.

(6)	The options vest in equal monthly increments for 12 months with the first vesting date being February 11, 2011.

Related Persons Transactions

We have engaged in certain transactions in which some of our directors, executive officers and 5% shareholders had a direct or indirect material interest, in which the amount involved exceeded the lesser of $120,000 or 1% of the average of our total assets for the last two completed fiscal years (not including employment agreements with our management). These transactions are described below. On January 29, 2007, our management adopted the Related Party Transactions Policy. The Related Party Transactions Policy applies to certain transactions between Quepasa and a “Related Party.”  Under the Related Party Transaction Policy, management must present to the Audit Committee any such related party transactions that it is proposing to enter into. Any such transactions must be on terms comparable to those obtainable in arm’s length dealing with unrelated third parties and must be approved by the Audit Committee. Under the Related Party Transactions Policy, Quepasa must include disclosure of such transactions in its applicable filings made with the SEC.

Mr. Jeffrey Valdez resigned as Chairman of the Board in February 2009. Quepasa agreed to allow 140,000 unvested options to vest over a 12-month period, subject to Mr. Valdez remaining as a director on each applicable vesting date. On June 4, 2010, Mr. Valdez resigned as a director of Quepasa.  Mr. Valdez resigned following a disagreement he had with Quepasa with respect to his rights to Quepasa’s popular Papacito flirting application.  As a result of this claim, we filed suit seeking a declaratory judgment that we own all rights to the trademark, Papacito.  Mr. Valdez has indicated that he disagrees with Quepasa’s position.  The lawsuit is pending.

MATT Inc. and Malcolm Jozoff, a director of Quepasa, both invested in our 2010 private placement. The investments were approved by a majority of our independent directors.

We have entered into two agreements with a Mexican company for which Mr. Alonso Ancira is Chairman of the Board.  Mr. Ancira is also a member of our board of directors.  Both of these agreements relate to our DSM campaign.  One agreement dated April 10, 2010 provides us with $3,500,000 in revenue in exchange for our developing of a corporate website of the Mexican company and our developing three DSM campaigns for it.  The second agreement dated June 7, 2010 provides us with $3,000,000 in revenue in exchange for our developing a website and a DSM campaign for a third-party.  While the agreements were with a related party, we believe the agreements were very favorable to Quepasa both from a pure economics viewpoint and when viewed as launching our DSM platform and for providing credibility as to the effectiveness as a social advertising tool.

On March 2, 2011, the Company acquired a Brazilian social gaming company, XtFt Games S/S Ltda, or XtFt.  In connection with the XtFt acquisition, Mr. Lars Batista, a recently appointed director of Quepasa, was a large shareholder of XtFt and received 132,516 shares of Quepasa’s common stock under the XtFt Stock Purchase Agreement.  Mr. Batista was not a director when the Agreement was signed on January 28, 2011 nor did the Agreement give XtFt any right to appoint a director.  Additionally, a corporation controlled by Mr. Batista’s brother received a $300,000 brokerage fee in connection with the acquisition.

PROPOSAL 2.  AMENDMENT TO THE 2006 STOCK INCENTIVE PLAN TO AUTHORIZE THE ISSUANCE OF ADDITIONAL SHARES UNDER THE PLAN

Our Board has adopted a resolution declaring it advisable and in the best interests of Quepasa and its shareholders that the 2006 Stock Incentive Plan, or the Plan, be amended to provide for an increase in the authorized number of shares under the Plan. The resolution also recommends that the amendment be approved and adopted by Quepasa’s shareholders and directs that such proposal be submitted to Quepasa’s shareholders at the Annual Meeting.

Proposal 2 seeks shareholder approval to issue an additional 2,000,000 shares. The Plan currently authorizes the issuance of a maximum of 9,422,075 shares of common stock. As of the date of this Proxy Statement, 4,249 shares remain available for grant. If the Board’s proposal is approved by Quepasa’s shareholders, the Board would have authority to issue up to 11,422,075 shares of common stock under the Plan.

We believe that having additional shares to issue shares under the Plan is in the best interests of Quepasa because these shares will help promote the success and enhance the value of Quepasa by linking the personal interest of participants to those of Quepasa’s shareholders. The additional shares will help Quepasa’s ability to motivate, attract and retain those individuals upon whom Quepasa’s success is largely dependent.

In the following paragraphs we provide a summary of the terms of the Plan. The following summary is qualified in its entirety by the provisions of the Plan which is available to any shareholder upon request of Quepasa.

Administration

The Board or the Committee, either, the Administrator, has the exclusive authority to administer the Plan. The Committee must consist of at least two directors, each of whom qualifies as a “non-employee director” as defined in Rule 16b-3(b)(3) of the Exchange Act, and an “outside director” under Section 162(m) of the Internal Revenue Code of 1986, as amended or the Code. The Administrator will have the power to determine eligibility to receive an award, the amount and type of award, and the terms and conditions of any award. The Administrator may delegate some or all of its authority to issue options or other rights under the Plan to our Chief Executive Officer, subject to limitations as determined by the Administrator. The Administrator may revoke this delegation at any time.

Eligibility

Persons eligible to participate in the Plan include all members of our Board of Directors, employees, officers, executives, consultants and advisors of Quepasa or its subsidiaries as determined by the Committee.

Limitation on Awards

The exercise of a stock-settled stock appreciation right, or SAR or net-cashless exercise of an option (or a portion thereof) will reduce the number of shares of stock available for issuance under the Plan by the entire number of shares of stock subject to that SAR or option (or applicable portion thereof), even though a smaller number of shares of stock will be issued upon such an exercise. Also, shares of stock tendered to pay the exercise price of an option or tendered or withheld to satisfy a tax withholding obligation arising in connection with an award will not become available for grant or sale under the Plan. The Board or the Committee may adopt such other reasonable rules and procedures as it deems to be appropriate for purposes of determining the number of shares of stock that are available for awards under the Plan.

No more than 2,000,000 shares of common stock may be granted to any one participant during a calendar year. The maximum performance-based award payable to any one participant during a performance period is 2,000,000 shares of stock or the cash equivalent.

Awards

The following types of incentive awards may be granted under the Plan: incentive stock options, non-qualified stock options, SARs, restricted common stock, common stock, performance shares and performance-based shares.

Stock options. Incentive stock options may be granted only to participants who are employees. Incentive options, but not non-qualified options, are subject to limitations under the Code but provide tax advantages. The exercise price of all stock options must be at least 100% of the fair market value of the stock on the date that the option is granted. Stock options may be exercised as determined by the Committee provided that the term of any option granted under the Plan may not exceed 10 years. The Board or the Committee will determine the methods by which the exercise price of an option may be paid and the methods by which shares of stock may be delivered to participants.

Stock appreciation rights. A SAR entitles the participant to receive the appreciation on one share of common stock from the date of grant to the date of exercise of the SAR. Appreciation is calculated as the excess of (i) the fair market value on the date of exercise over (ii) the base value of the SAR, as determined by the Administrator, which may not be less than the fair market value of the stock on the date of grant. The terms and conditions of any SAR will be determined by the Administrator at the time of the grant.

Restricted stock. A restricted stock award gives the participant the right to receive a specified number of shares of stock at a price determined by the Committee (including zero). Restrictions may limit transferability and subject the stock to a substantial risk of forfeiture until specific conditions or goals are met. During the restriction period, if permitted by the Administrator, participants holding shares of restricted stock are entitled to full voting and dividend rights with respect to the restricted shares. The restrictions will lapse in accordance with a schedule or other conditions as determined by the Administrator. As a general rule, if a participant terminates employment when the stock is subject to restrictions, the participant forfeits the unvested restricted stock. The Board or the Committee may, in its discretion, waive the restrictions in whole or in part.

Common stock. The Administrator may grant unrestricted common stock (or sell such shares) which means the shares are not subject to future vesting and may be immediately sold assuming compliance with applicable securities laws.

Performance share awards. A performance share award gives the participant the right to receive stock if certain performance criteria or goals are satisfied. Performance may be measured on a specific date or dates or over any period or periods as determined by the Administrator.

Performance-based awards. Under the Plan, restricted stock and performance shares may be designated as performance-based awards. Performance-based pay awards are not subject to the $1,000,000 limitation on deductible compensation pursuant to Section 162(m) of the Code. Performance-based awards are subject to additional requirements, some of which are described below, which are required in order to be treated as “performance-based compensation” under Section 162(m) of the Code. The deductibility of these awards is preserved for federal income tax purposes. Because Section 162(m) of the Code only applies to “covered employees,” as defined in Section 162(m), only covered employees will receive awards that will be classified as performance-based awards.

Pre-established performance criteria must be met before a participant is eligible to receive payment for a performance-based award. Pre-established performance criteria must be based on one or more of the following: pre- or after-tax net earnings, earnings before interest expense (including interest amortized to cost of sales) and income taxes; earnings before interest expense (including interest amortized to cost of sales); income taxes; depreciation and amortization; revenue growth; operating income; operating cash flow; return on net assets; return on shareholders’ equity; return on assets; return on capital; share price growth; shareholder returns; gross or net profit margin; earnings per share; price per share; and market share; any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee has discretion to select the length of the performance period, the type of performance-based awards, and the criteria or goals used to measure the performance.

Amendment and Termination

The Committee, with the Board’s approval, may terminate, amend, or modify the Plan at any time, except where shareholder approval for an amendment is required by applicable law, regulation, or stock exchange rule. The Plan may not be materially amended without shareholder approval. As a general rule, the Committee cannot terminate, amend, or modify the Plan in a way that has a material adverse effect on any participant’s outstanding award without the participant’s consent.

The Plan will terminate on June 27, 2017. In no event may an award be granted under the Plan on or after June 27, 2017. Awards outstanding on the termination date will not be affected by the termination.

Federal Income Tax Consequences

The following is a brief summary of the principal U.S. federal income tax consequences with respect to awards granted under the Plan.

Restricted Stock Awards

The recipient of a restricted stock award does not have taxable income upon receipt of the award. When the restricted stock award is vested, the recipient will recognize ordinary income in an amount equal to the difference of the fair market value of the shares on the date of vesting and the amount paid for such restricted stock, if any.

Upon the vesting of a restricted stock award, Quepasa will be entitled to a corresponding income tax deduction in the tax year in which the restricted stock award vested.

Incentive Stock Options
The recipient does not recognize any taxable income as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. However, the exercise of an incentive stock option may increase the recipient’s alternative minimum tax liability.

If a recipient holds stock acquired through the exercise of an incentive stock option for more than two years from the date on which the stock option was granted and more than one year after the date the stock option was exercised, any gain or loss on a disposition of those shares (a "qualifying disposition") will be a long-term capital gain or loss. Upon such a qualifying disposition, Quepasa will not be entitled to any income tax deduction.

Generally, if the recipient disposes of the stock before the expiration of either of those holding periods (a "disqualifying disposition"), then at the time of such disqualifying disposition the recipient will recognize ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the recipient’s actual gain, if any, on the purchase and sale. Any additional gain recognized by the recipient upon the disposition will be long-term or short-term capital gain or loss, depending on whether the stock was held for more than one year.

To the extent the recipient recognizes ordinary income by reason of a disqualifying disposition, generally we will be entitled to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

Non-Qualified Stock Options

The recipient does not recognize any taxable income as a result of a grant of a non-qualified stock option.  Upon exercise of a non-qualified stock option, the recipient will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price.  When the shares are sold, any difference between the sale price and the fair market value of the shares on the date of exercise will generally be treated as long term or short term capital gain or loss, depending on whether the stock was held for more than one year.

Upon the exercise of a non-qualified stock option, Quepasa will be entitled to a corresponding income tax deduction in the tax year in which the option was exercised.

Stock Appreciation Rights

A recipient does not recognize any taxable income upon the receipt of an SAR. Upon the exercise of an SAR, the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price.

Upon the exercise of an SAR, Quepasa will be entitled  to a corresponding income tax deduction in the tax year in which the SAR was exercised.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2010. Information is included for equity compensation plans approved by our shareholders and equity compensation plans not approved by our shareholders.

Name Of Plan	No. of Securities Underlying Outstanding Options	Weighted Average Exercise Price of Outstanding Options	No. of Securities Available For Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders	7,679,149	$1.61	910,249
Total	7,679,149	$1.61	910,249
———————

The Board unanimously recommends a vote “For” this proposal.

PROPOSAL 3.  AMEND THE ARTICLES OF INCORPORATION TO DECLASSIFY THE TERMS OF OFFICE OF THE BOARD OF DIRECTORS

Our Board has adopted a resolution declaring it advisable and in the best interests of Quepasa and its shareholders to amend our Articles to declassify the terms of office of the Board.

Our Board and Audit Committee regularly review Quepasa’s corporate governance practices and the Board has determined that amending our Articles to declassify the Board to provide for the annual election of all directors is in the best interests of Quepasa and its shareholders. Quepasa is asking for your vote on amending the Articles.

A summary of this Proposal follows. This summary may not contain all the information that may be important to you. The proposed amendment to our Articles is included in Exhibit A to this Proxy Statement. We urge you to read this Exhibit in its entirety, as the discussion in this summary of the proposed amendment is qualified by reference to the Exhibit.

Article Fifth (b) of the Articles provides for the classification of our Board into three classes, with each class being elected every three years and serving a three-year term. The Board has considered the advantages and disadvantages of maintaining a classified board structure and concluded that a declassified Board structure is in the best interests of Quepasa and its shareholders. There are valid arguments in favor of and in opposition to a classified board structure. Proponents of a classified board structure believe it provides for experience and continuity in the management a company’s affairs, promotes a long-term focus and can provide an important protection for shareholder interests against a person seeking control of a company on inadequate terms. On the other hand, our Board believes that corporate governance standards have evolved and that many investors and commentators now believe that the election of directors is the primary means for shareholders to influence corporate governance policies and increase the Board’s and management’s accountability to shareholders. Annual elections of directors will provide shareholders with the opportunity to register their views on the performance of the entire Board each year.

If this amendment is approved by our shareholders, all persons will stand for re-election this year.

The Board unanimously recommends a vote “For” this proposal.

PROPOSAL 4.  REINCORPORATION OF QUEPASA FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE

Our Board has unanimously approved and recommends to our shareholders this Proposal to change Quepasa’s state of incorporation from the State of Nevada to the State of Delaware, or the Reincorporation.  If our shareholders approve this Proposal, we will accomplish the Reincorporation by domesticating in Delaware as provided in the Delaware General Corporation Law, or the DGCL, and the Nevada Revised Statutes, or the NRS.  In this section of the Proxy Statement, we sometimes refer to Quepasa as a Nevada corporation before Reincorporation as “Quepasa Nevada” and Quepasa as a Delaware corporation after reincorporation as “Quepasa Delaware.”

Summary

Assuming that shareholder approval of this Proposal is obtained and the Reincorporation becomes effective:


the affairs of Quepasa will cease to be governed by Nevada corporation laws, Quepasa’s existing Articles of Incorporation, or the Articles, and Quepasa’s existing Bylaws, and the affairs of Quepasa will become subject to Delaware corporation laws, a new Certificate of Incorporation and new Bylaws, as more fully described below;


the resulting Delaware corporation, or Quepasa Delaware will (i) be deemed to be the same entity as Quepasa Nevada for all purposes under the laws of Delaware, (ii) continue to have all of the rights, privileges and powers of Quepasa Nevada, (iii) continue to possess all of the properties of Quepasa Nevada, and (iv) continue to have all of the debts, liabilities and obligations of Quepasa Nevada;


each outstanding share of Quepasa Nevada common stock will continue to be an outstanding share of Quepasa Delaware common stock, and each outstanding option, warrant or other right to acquire shares of Quepasa Nevada common stock will continue to be an outstanding option, warrant or other right to acquire shares of Quepasa Delaware common stock;


each employee benefit plan, incentive compensation plan or other similar plan of Quepasa Nevada will continue to be an employee benefit plan, incentive compensation plan or other similar plan of Quepasa Delaware; and

	each director and officer of Quepasa Nevada will continue to hold their respective offices with Quepasa Delaware.

General Information

Our Board has adopted a plan of merger substantially in the form attached as Appendix A to this Proxy Statement, or the Plan of Merger to accomplish the Reincorporation.  Assuming the presence of a quorum at the Annual Meeting, this Proposal will be approved by shareholders by the affirmative vote of a majority of the shares, present in person or represented by proxy and voting on the matter, representing common stock outstanding at the close of business on the record date.  Assuming that shareholder approval of this Proposal is obtained, Quepasa will file with the Nevada Secretary of State Nevada Articles of Merger, and will file with the Delaware Secretary of State the Delaware Certificate of Merger.  In addition, Quepasa Delaware was formed on April 12, 2011 and its Certificate of Incorporation, which will govern Quepasa as a Delaware corporation is substantially in the form attached as Appendix B.  The Bylaws for Quepasa Delaware are in the form attached as Appendix C, or the Delaware Bylaws, and Quepasa will enter into a new indemnification agreement with each director and officer of Quepasa Delaware based upon provisions of Delaware law.  Approval of this Proposal by our shareholders will constitute approval of the Plan of Merger, the Delaware Certificate of Incorporation and the Delaware Bylaws.

            The Reincorporation will not affect the trading of the shares of the Quepasa’s common stock on the NYSE Amex under the same symbol “QPSA”.  Quepasa Delaware will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the Securities and Exchange Commission.  Shareholders who own shares of Quepasa Nevada common stock that are freely tradable prior to the Reincorporation will continue to have freely tradable shares in Quepasa Delaware after the Reincorporation, and shareholders holding restricted shares of Quepasa Nevada common stock prior to the Reincorporation will continue to hold their shares in Quepasa Delaware after the Reincorporation subject to the same restrictions on transfer to which their shares are presently subject.  In summary, the Reincorporation will not change the respective positions under federal securities laws of Quepasa or its shareholders.

Reasons for the Reincorporation

Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws.  The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the NRS.

         In addition, Delaware courts, including the Court of Chancery and the Delaware Supreme Court, are highly regarded for their considerable expertise in dealing with corporate legal issues and for producing a substantial body of case law construing the DGCL, with multiple cases concerning areas that Nevada courts have not considered.  Because the judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to Quepasa by allowing our Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

The Reincorporation may also make it easier to attract future candidates willing to serve on our Board because many such candidates are already familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

Changes as a Result of Reincorporation

If this Proposal is approved, the Reincorporation will effect a change in the legal domicile of Quepasa and other changes of a legal nature, the most significant of which are described below in the section entitled “Comparison of Quepasa’s Shareholders’ Rights Before and After the Reincorporation.”  The Reincorporation is not expected to affect any of Quepasa’s material contracts with any third parties, and Quepasa’s rights and obligations under such material contractual arrangements will continue as rights and obligations of Quepasa Delaware.  The Reincorporation itself will not result in any change in headquarters, business, jobs, management, location of any of Quepasa’s offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation) of Quepasa.  Further, each director and officer of Quepasa Nevada will continue to hold their respective offices with Quepasa Delaware and the subsidiaries of Quepasa Nevada immediately prior to the Reincorporation will be the subsidiaries of Quepasa Delaware immediately after the Reincorporation.

The Plan of Merger

The Reincorporation will be effected pursuant to the Plan of Merger to be adopted by Quepasa Nevada.  The Plan of Merger provides that Quepasa will convert into a Delaware corporation and will be subject to all of the provisions of the DGCL.  By virtue of the merger, all of the rights, privileges and powers of Quepasa Nevada, all property owned by Quepasa Nevada, all debts due to Quepasa Nevada and all other causes of action belonging to Quepasa Nevada immediately prior to the merger will remain vested in Quepasa Delaware following the merger.  In addition, by virtue of the merger, all debts, liabilities and duties of Quepasa immediately prior to the merger will remain attached to Quepasa Delaware following the merger.  Quepasa Delaware will remain as the same entity following the merger.

If this Proposal is approved, it is anticipated that our Board will cause the Reincorporation to be effected as soon as practicable thereafter.  However, the Reincorporation may be delayed by our Board or the Plan of Merger may be terminated and abandoned by action of our Board at any time prior to the effective time of the Reincorporation, whether before or after the approval by Quepasa’s shareholders, if our Board determines for any reason that such delay or termination would be in the best interests of Quepasa and its shareholders.  If this Proposal is approved by our shareholders, the Reincorporation would become effective upon the filing (and acceptance thereof by the Nevada Secretary of State and the Delaware Secretary of State, as applicable) of the Nevada Articles of Merger and the Delaware Certificate of Merger.

Quepasa Nevada shareholders will not be required to exchange their Quepasa Nevada stock certificates Quepasa Nevada for new Quepasa Delaware stock certificates.  Following the effective time of the Reincorporation, any Quepasa Nevada stock certificates submitted to Quepasa for transfer, whether pursuant to a sale or otherwise, will automatically be exchanged for Quepasa Delaware stock certificates.  Quepasa shareholders should not destroy any stock certificate(s) and should not submit any certificate(s) to Quepasa unless and until requested to do so.

Effect of Not Obtaining the Required Vote for Approval

If we fail to obtain the requisite vote of shareholders for approval of this Proposal, the Reincorporation will not be consummated and Quepasa will continue to be incorporated in Nevada and governed by Nevada corporation laws, Quepasa’s existing Articles of Incorporation and Bylaws.

Description of Quepasa’s Capital Stock Upon the Effectiveness of the Reincorporation

Assuming that shareholder approval of this Proposal obtained and the Reincorporation becomes effective, Quepasa will convert into Quepasa Delaware, which is a corporation that is incorporated in the State of Delaware.  The rights of shareholders of Quepasa Delaware will generally be governed by Delaware law, the Delaware Certificate of Incorporation and the Delaware Bylaws.  The following is a description of the capital stock of Quepasa Delaware as of and upon the effectiveness of the Reincorporation.  This description is not intended to be complete and is qualified in its entirety by reference to Delaware law, including the DGCL, and the full texts of the Plan of Merger, the Delaware Certificate of Incorporation and the Delaware Bylaws, copies of which are attached hereto as Appendices A, B and C, respectively.

General

Upon the effectiveness of the Reincorporation, the authorized capital of Quepasa Delaware will continue to be 50,000,000 shares of common stock, par value $0.001 per share and 5,000,000 shares of preferred stock, par value $0.001 per share, of which 16,157,437 shares will continue to be issued and outstanding assuming no change after the record date of the Annual Meeting. Upon the effectiveness of the Reincorporation, subject to preferences applicable to any shares of outstanding Quepasa Delaware preferred stock, the holders of outstanding shares of Quepasa Delaware common stock will continue to be entitled to receive dividends and other distributions out of assets legally available at times and in amounts as the Board may determine from time to time.  All shares of Quepasa Delaware common stock will be entitled to participate ratably with respect to dividends or other distributions.

If Quepasa Delaware is liquidated, dissolved or wound up, voluntarily or involuntarily, holders of Quepasa Delaware common stock will be entitled to share ratably in all assets of Quepasa Delaware available for distribution to the Quepasa Delaware shareholders after the payment in full of any preferential amounts to which holders of any Quepasa Delaware preferred stock may be entitled.

Holders of Quepasa Delaware common stock and the Holders of Series A Preferred Stock will be entitled to one vote per share.  No holder of common stock will be entitled to cumulative votes in voting for directors.

There will be no preemption, redemption, sinking fund or conversion rights applicable to Quepasa Delaware common stock under applicable law, the Delaware Certificate of Incorporation or the Delaware Bylaws.

Anti-Takeover Implications

Delaware, like many other states, permits a corporation to include in its certificate of incorporation or bylaws or to otherwise adopt measures designed to reduce a corporation’s vulnerability to unsolicited takeover attempts. Quepasa’s Board, however, is not proposing the Reincorporation to prevent a change in control and is not aware of any present attempt by any person to acquire control of Quepasa or to obtain representation on Quepasa’s Board.  Our Board has no independent plans to implement any defensive strategies to enhance the ability of the Board to negotiate with an unsolicited bidder.

With respect to implementing defensive measures, except as indicated below, Delaware law is preferable to Nevada law because of the substantial judicial precedent on the legal principles applicable to defensive measures.  As either a Nevada corporation or a Delaware corporation, Quepasa could implement some of the same defensive measures. As a Delaware corporation, however, Quepasa would benefit from the predictability of Delaware law on these matters.

 Comparison of Quepasa’s Shareholders’ Rights Before and After the Reincorporation

Because of differences between the NRS and the DGCL, as well as differences between Quepasa’s governing documents before and after the Reincorporation, the Reincorporation will effect certain changes in the rights of Quepasa’s shareholders.  Summarized below are the most significant provisions of the NRS and DGCL, along with the differences between the rights of the shareholders of Quepasa immediately before and immediately after the Reincorporation that will be the result of the differences between the NRS and the DGCL and the differences between Quepasa’s existing Articles and Bylaws, on the one hand, and the Delaware Certificate of Incorporation and the Delaware Bylaws, on the other hand.  The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the NRS, the DGCL, Quepasa’s existing Articles and Bylaws, the Delaware Certificate of Incorporation and the Delaware Bylaws.  Copies of Quepasa’s existing Articles and Bylaws have been filed or incorporated by reference as exhibits to certain of our filings with the SEC.

Provision	Nevada law	Delaware law

Elections; Voting; Procedural Matters

Number of Directors
Nevada law provides that a corporation must have at least one director and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number, and for the manner in which the number of directors may be increased or decreased.

Delaware law provides that a corporation must have at least one director and that the number of directors shall be fixed by, or in the manner provided in, the bylaws unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate of incorporation.

Quepasa’s existing Bylaws provide that the board of directors shall consist of not less than three nor more than nine directors.  Subject to this limitation, the number of directors shall be set by a resolution of the shareholders or the board of directors upon the affirmative vote of at least two-thirds of the directors then in office.

The Delaware Bylaws provide that the number of directors comprising the Board shall be between three and nine directors.  The number may be established from time to time fixed by resolution of the Board, but no decrease shall have the effect of shortening the terms of any incumbent director. Subject to the foregoing provisions, the number of directors of Quepasa Delaware will be as of the date of the Annual Meeting fixed at seven unless one or two additional directors are added by that time.

Classified Board of Directors	Nevada law permits corporations to classify their boards of directors. At least one-fourth of the total number of directors of a Nevada corporation must be elected annually.
Delaware law permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office.  The certificate of incorporation may provide that one or more directors may have voting powers greater than or less than those of other directors.  Further, the certificate of incorporation may provide that holders of any class or series of stock shall have the right to elect one or more directors. The Delaware Certificate of Incorporation does not have any of the provisions in the last two sentences and is consistent with the Nevada Articles.

Quepasa has a classified Board.  The Board is classified into three classes of approximately equal size (Class I, Class II and Class III). Each class serves for a period of three years. Subject to Proposal 3 being approved, Quepasa Nevada will not have a classified board of directors.

Subject to Proposal 3 being approved, Quepasa Delaware will not have a classified board of directors following the Reincorporation. Otherwise, Quepasa Delaware will have the same classes as Quepasa Nevada.

Removal of Directors
Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock.  Nevada law does not distinguish between removal of directors with or without cause.

With limited exceptions applicable to classified boards and cumulative voting provisions, under Delaware law, directors of a corporation without a classified board may be removed with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.

Quepasa’s Articles and Bylaws provide that any director may be removed from office at any time, but only by the affirmative vote, at a meeting called for that purpose, by the holders of two-thirds of the outstanding shares of each class of shares entitled to vote as a separate class on such matter, but only if such proposal was contained in the notice of such meeting.  At least 30 days prior to such meeting of shareholders, written notice shall be sent to the director whose removal will be considered at such meeting.

The Delaware Bylaws provide that any director or the entire Board may be removed, with or without cause, by a vote of the holders of a majority of the shares of each class or series of voting power then entitled to vote at an election of directors.

Board Action by Written Consent
Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee, except for a director that has a personal interest in the matter.

Delaware law provides that, unless the certificate of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of any committee thereof may be taken without a meeting if all members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee.

	Quepasa’s existing Articles and Bylaws do not change this statutory rule.	The Delaware Certificate of Incorporation and Bylaws does not change this statutory rule.
Shareholder Action without a Meeting
Nevada law provides that, unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power.

Delaware law provides that, unless otherwise provided in the certificate of incorporation, any action required or permitted to be taken at any annual or special meeting of shareholders, may be taken without a meeting, if a written consent, setting forth the action, is signed by the holders of the minimum number of votes that would be necessary to take such action at a meeting.

	Quepasa’ existing Bylaws provides that all action by holders of the Company’s outstanding voting power shall be taken at an annual meeting or special meeting of shareholders.	The Delaware Certificate of Incorporation does not change this statutory rule.

Shareholder Action by Written Consent
Nevada law provides that, unless the articles of incorporation or bylaws provides otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.

Unless the Delaware Certificate of Incorporation provides otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.  In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those shareholders who did not consent in writing.

Quepasa’s Bylaws do not permit shareholder action by written consent if Quepasa has a class of common stock registered under Section 12 of the Exchange Act.  As of the record date, Quepasa common stock was registered under the Exchange Act.
The Delaware Certificate of Incorporation does not permit shareholder action by written consent.

Interested Party Transactions
Under Nevada law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, form or association in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely for that reason, or solely because of such relationship or interest, or solely because the interested director or officer was present, participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if (i) the director’s or officer’s interest in the contract or transaction is known to the board of directors and the board or committee approves or ratifies the contract or transaction in good faith  by a vote sufficient for the purpose without counting the vote or votes of the interested director or officer, (ii) the fact that of the financial interest is known to shareholders and they approve or ratify the k or transaction in good faith by a majority vote of shareholders holding a majority of the voting power, (iii) the fact of the common directorship, office or financial interest is not known to the director or officer at the time the transaction is brought before the board of directors, and (iv) the contract or transaction is fair to the corporation at the time it is authorized or approved.

Under Delaware law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely because of such relationship or interest, or solely because the director or officer is present at or participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if one or more of the following is true: (i) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the board or committee, and the board or the committee in good faith authorizes the contract or transaction by an affirmative vote of the majority of the disinterested directors (even though these directors are less than a quorum); (ii) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the shareholders entitled to vote on the matter and they specifically approve in good faith the contract or transaction; or (iii) the contract or transaction is fair to the corporation as of the time it was authorized, approved or ratified.

	Quepasa’s existing Articles and Bylaws are consistent with Nevada law.	The Delaware Certificate of Incorporation and the Delaware Bylaws does not change this statutory rule.

Special Meetings of Shareholders
Nevada law provides that unless otherwise provided in a corporation’s articles of incorporation or bylaws, the entire board of directors, any two directors, or the president of the corporation may call a special meeting of the shareholders.

Delaware law permits special meetings of shareholders to be called by the board of directors or by any other persons authorized in the certificate of incorporation or bylaws to call a special shareholder meeting.

Quepasa’s existing Bylaws provide that special meetings of the shareholders may be called by the Chairman of the Board of Directors, the President or the Chief Executive Officer and shall be called by the President, Chief Executive Officer or the Secretary upon the written request signed by a majority of members of the Board of Directors.  Any business to be transacted at such meeting must be confined to the purposes stated in the notice of the shareholders’ meeting and to such additional matters as the chairmen of the meeting may rule to be relevant.
The Delaware Bylaws are consistent with the Nevada Bylaws.

Failure to Hold an Annual Meeting of Shareholders
Nevada law provides that if a corporation fails to elect directors within 18 months after the last election, a Nevada district court may order an election upon the petition of one or more shareholders holding 15 percent of the corporation’s voting power.

Delaware law provides that if a corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the latest to occur of the organization of the corporation, its last annual meeting or last action by written consent to elect directors in lieu of an annual meeting, a director or shareholder of the corporation may apply to the Court of Chancery of the State of Delaware to order that an annual meeting be held.

	Quepasa’s existing Articles and Bylaws do not change this statutory rule.	The Delaware Certificate of Incorporation and the Delaware Bylaws do not change this statutory rule.

Cumulative Voting
Nevada law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed.
A Delaware corporation may provide for cumulative voting in the corporation’s certificate of incorporation.

	Quepasa’s existing Articles does not permit cumulative voting.	The Delaware Certificate of Incorporation does not have a provision granting cumulative voting rights in the election of its directors.

Vacancies
All vacancies on the board of directors of a Nevada corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise.  Unless otherwise provided in the articles of incorporation, the board may fill the vacancies for the remainder of the term of office of the resigning director or directors.

All vacancies and newly created directorships on the board of directors of a Delaware corporation may be filled by a majority of the directors then in office, though less than a quorum, unless the certificate of incorporation or bylaws provide otherwise.  If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any shareholder or shareholders holding at least 10 percent of the voting stock at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

Quepasa’s existing Articles and Bylaws are consistent with Nevada law.
The Delaware Bylaws will provide that vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by an affirmative vote of a majority of the directors remaining in office, although less than a quorum, and each director so elected shall hold office until the next election of directors by the shareholders.

Shareholder Voting Provisions
Under Nevada law, a majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business at a meeting of shareholders. Quepasa’s existing Bylaws are consistent with Nevada law.

Under Delaware law, a majority of the shares entitled to vote, present in person or represented by proxy, generally constitutes a quorum at a meeting of shareholders.  Quepasa Delaware’s Bylaws are consistent with Delaware law.

Generally, action by the shareholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless otherwise provided in Nevada law or the articles of incorporation or bylaws of the corporation. Generally, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on election of directors.
Unless otherwise provided for in the certificate of incorporation or bylaws, generally, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter constitutes the act of shareholders.  Directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

Our Nevada Bylaws provide that action by the shareholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, which is consistent with Nevada.

The Delaware Bylaws provide that action by the shareholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, which is identical to Quepasa Nevada’s Bylaws.

Quepasa’s Bylaws contain a form of majority voting policy. It provides that a nominee for director shall be elected if the votes cast for such nominee’s election exceeded the votes cast against such nominee; provided, however, that a nominee shall be elected by a plurality of the votes cast at any meeting of shareholders for which the Secretary of the Corporation determines that the number of nominees exceeds the number of directors to be elected as of the record date for such meeting.	The Delaware Bylaws contain identical provisions as our Quepasa Nevada’s current form of majority voting policy.

Shareholder Vote for Mergers and Other Corporate Reorganizations
In general, Nevada requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation.  So long as the surviving corporation is organized in Nevada, Nevada law does not generally require a shareholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of participating shares outstanding immediately before the merger.

In general, Delaware requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation.  Delaware law does not generally require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

	Quepasa’s existing Articles of Incorporation and Quepasa’s existing Bylaws do not change these statutory rules.	The Delaware Certificate of Incorporation and the Delaware Bylaws do not change these statutory rules.

Indemnification of Officers and Directors and Advancement of Expenses; Limitation on Personal Liability

Indemnification
A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding, if (i) he is not liable under NRS 78.138, and (ii) acted in "good faith" and in a manner he reasonably believed to be in and not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  However, with respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.  A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Nevada corporate statutes’ indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys’ fees.

Through, among other means, a majority vote of disinterested directors, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful. With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.  A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Delaware corporate statutes’ indemnification provisions shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

	Quepasa’s existing Articles provides that directors and officers of the corporation shall be indemnified by the Company against any liability to the fullest extent provided by Nevada law.	The Delaware Bylaws provide that Quepasa Delaware shall indemnify its directors and officers to the fullest extent authorized by the DGCL.

Advancement of Expenses
Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.  A Delaware corporation has the discretion to decide whether or not to advance expenses, unless provided otherwise in its certificate of incorporation or bylaws.

Quepasa’s existing Articles and Bylaws do not provide for the advancement of expenses.  Quepasa entered into indemnification agreements with its executive officers and directors which provides for advancement of expenses.
Quepasa will continue to provide advancement of expenses to our executive officers and directors with indemnification agreements which are consistent with the DGCL.

Limitation on Personal Liability of Directors
Neither a director nor an officer of a Nevada corporation can be held personally liable to the corporation, its shareholders or its creditors unless the director or officer committed both a breach of fiduciary duty and such breach was accompanied by intentional misconduct, fraud, or knowing violation of law.  Unlike Delaware law, Nevada law does not exclude breaches of the duty of loyalty, or instances where the director has received an improper personal benefit.

A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its shareholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

Quepasa’s existing Articles eliminates the liability of the director and officers to for monetary damages for breach of fiduciary duty to the fullest extent provide by Nevada Law.
The Delaware Certificate of Incorporation provides that, to the fullest extent permitted by Delaware law, no director of Quepasa Delaware will be personally liable to Quepasa Delaware or its shareholders for monetary damages for breach of fiduciary duty as a director.

Dividends

Declaration and Payment of Dividends
Under Nevada law, a corporation may make distributions to its shareholders, including by the payment of dividends, provided that, after giving effect to the distribution, the corporation would be able to pay its debts as they become due in the usual course of business and the corporation’s total assets would not be less than the sum of its total liabilities plus any amount needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights of shareholders whose rights are superior to those receiving the distribution.

Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus (as defined in the DGCL), or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, only if the amount of capital of the corporation is greater than or equal to the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.  In addition, Delaware law sets forth certain restrictions on the purchase or redemption of its shares of capital stock, including that any such purchase or redemption may be made only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Quepasa’s existing Bylaws provide that subject to such restrictions or requirements as may be imposed by applicable law or the Articles or as may otherwise be binding upon Quepasa, the Board may from time to time declare, and may pay or make, dividends or other distributions to its shareholders.
The Delaware Certificate of Incorporation and the Delaware Bylaws do not change these statutory rules.

Anti-Takeover Statutes

Business Combination Statute
Sections 78.411 through 78.444 of the NRS prohibits an interested shareholder from engaging in a business combination with a corporation like Quepasa, for three years after the person first became an interested shareholder unless the combination or the transaction by which the person first became an interested shareholder is approved by the board of directors before the person first became an interested shareholder.  If this approval is not obtained, then after the expiration of the three-year period, the business combination may be consummated if the combination is then approved by the affirmative vote of the holders of a majority of the outstanding voting power not beneficially owned by the interested shareholder or any affiliate or associate thereof.  Alternatively, even without these approvals, a combination occurring more than three years after the person first became an interested shareholder may be permissible if specified requirements relating to the consideration to be received by disinterested shareholders are met, and the interested shareholder has not, subject to limited exceptions, become the beneficial owner of additional voting shares of the corporation.  An interested shareholder is (i) a person that beneficially owns, directly or indirectly, ten percent or more of the voting power of the outstanding voting shares of a corporation, or (ii) an "affiliate" or "associate" (as those terms are defined in the statute) of the corporation who, at any time within the past three years, was an interested shareholder of the corporation.

Under Delaware law, a corporation that is listed on a national securities exchange like Quepasa is not permitted to engage in a business combination with any interested shareholder for a three-year period following the time such shareholder became an interested shareholder, unless (i) the transaction resulting in a person becoming an interested shareholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested shareholder; (ii) the interested shareholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested shareholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested shareholder, the business combination is approved by the corporation’s board of directors and by the holders of at least 66 2/3% of the corporation’s outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested shareholder.  Delaware law defines "interested shareholder" generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

A Nevada corporation may adopt an amendment to its articles of incorporation expressly electing not to be governed by these provisions of the NRS, if such amendment is approved by the affirmative vote of a majority of the disinterested shares entitled to vote; provided, however, such vote by disinterested shareholders is not required to the extent the Nevada corporation is not subject to such provisions.  Such an amendment to the articles of incorporation does not become effective until 18 months after the vote of the disinterested shareholders and does not apply to any combination with an interested shareholder who first became an interested shareholder on or before the effective date of the amendment.

These provisions do not apply, among other exceptions, if (i) the corporation’s original certificate of incorporation contains a provision expressly electing not to be governed by these provisions, or (ii) the corporation, by action of its shareholders, adopts an amendment to its certificate of incorporation or bylaws expressly electing not to be governed by these provisions.

	Quepasa did not opt out of this Business Combination Statute under its Articles.	The Delaware Certificate of Incorporation does not opt out of these provisions.

Control Share Acquisition Statute
The NRS also limits the rights of persons acquiring a controlling interest in a Nevada corporation with 200 or more shareholders of record, at least 100 of whom have Nevada addresses appearing on the stock ledger of the corporation, and that does business in Nevada directly or through an affiliated corporation.  According to the NRS, an acquiring person who acquires a controlling interest in an issuing corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested shareholders of the issuing corporation at a special or annual meeting of shareholders.  In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any shareholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares.
Delaware does not have a control share acquisition statute. Thus, hostile bidders could acquire blocks of Quepasa Delaware stock without the risk of voting disenfranchisement.

Under the NRS, a controlling interest means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority, or (iii) a majority or more of the voting power of the issuing corporation in the election of directors.  Outstanding voting shares of an issuing corporation that an acquiring person acquires or offers to acquire in an acquisition and acquires within 90 days immediately preceding the date when the acquiring person became an acquiring person are referred to as control shares.

The effect of the control share acquisition statute is, generally, to require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement.

The control share acquisition statute of the NRS does not apply if the corporation opts-out of such provision in the articles of incorporation or bylaws of the corporation in effect on the tenth day following the acquisition of a controlling interest by an acquiring person.  Quepasa did not opt-out of the statute in its Articles or Bylaws.

Accounting Treatment

The Reincorporation would be accounted for as a reverse merger under which, for accounting purposes, Quepasa Nevada would be considered the acquirer and the surviving corporation and Quepasa Delaware would be treated as the successor to Quepasa Nevada’s historical operations. Accordingly, Quepasa Nevada’s historical financial statements would be treated as the financial statements of Quepasa Delaware.

Dissenters’ (Appraisal) Rights

Appraisal rights are not available to Quepasa’s shareholders with respect to the Reincorporation proposal.

Certain Federal Income Tax Consequences of Reincorporation

Quepasa intends the Reincorporation to be a tax-free reorganization under the Code. Assuming the reincorporation qualifies as a tax-free reorganization, the holders of Quepasa’s common stock will not recognize any gain or loss under the Federal tax laws as a result of the occurrence of the Reincorporation, and neither will Quepasa. Each holder will have the same basis in Quepasa’s common stock received as a result of the Reincorporation as that holder has in the corresponding common stock held at the time the Reincorporation occurs.

This Proxy Statement only discusses U.S. federal income tax consequences and has done so only for general information. This Proxy Statement does not address all of the federal income tax consequences that may be relevant to particular shareholders based upon individual circumstances or to shareholders who are subject to special rules, such as, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Proxy Statement does not address the tax consequences under state, local or foreign laws.

This discussion was based on the Code, regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. Quepasa has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of Reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the Reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

The Board of Directors recommends a vote “for” this proposal.

PROPOSAL 5.  RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2011

Our Board has appointed Salberg & Company, PA, or Salberg, to serve as our independent registered public accounting firm for the year ending December 31, 2011. This firm has acted as our auditors since November 5, 2008. Selection of Quepasa’s independent registered public accounting firm is not required to be submitted to a vote of the shareholders of Quepasa for ratification. However, Quepasa is submitting this matter to the shareholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Quepasa and its shareholders. If the appointment is not ratified, the Board will consider its options.

A representative of Salberg is expected to be present at the Annual Meeting. He or she will have the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions.

The Board recommends a vote “For” this proposal.

The Audit Committee, which currently consists of Ernesto Cruz (Chairman), Malcolm Jozoff, and Dr. Jill Syverson-Stork, reviews Quepasa’s financial reporting process on behalf of the Board, and administers our engagement of the independent registered public accounting firm. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluations of our internal controls, and the overall quality of our financial reporting. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

The Audit Committee has met and held discussions with management and Salberg. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and Salberg. The Audit Committee reviewed with Salberg their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States.

Audit Committee Report

The Audit Committee has:

•	reviewed the audited financial statements with management;

•
met privately with the independent registered public accounting firm and discussed matters required by Statement on Auditing Standards No. 61, as amended and adopted by the Public Company Accounting Oversight Board, or PCAOB;

•
received the written disclosures and the letter from the independent registered public accounting firm, as required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed their independence with Quepasa; and

•
in reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the SEC.

This report is submitted by the Audit Committee.

Ernesto Cruz, CPA, Chairman
Malcolm Jozoff
Dr. Jill Syverson-Stork

The above Audit Committee Report is not deemed to be “soliciting material,” is not “filed” with the SEC and is not to be incorporated by reference in any filings that Quepasa files with the SEC.

It is not the duty of the Audit Committee to determine that Quepasa’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and Quepasa’s independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with GAAP; and (2) the report of Quepasa’s independent registered public accounting firm with respect to such financial statements.

Audit Committee’s Pre-Approval Policy

The Audit Committee pre-approves all audit and permissible non-audit services on a case by case basis.  In its review of non-audit services, the Audit Committee considers whether the engagement could compromise the independence of our independent registered public accounting firm, and whether the reasons of efficiency or convenience is in our best interest to engage our independent registered public accounting firm to perform the services.

Principal Accountant Fees and Services

All of the services provided and fees charged by Salberg, were approved by our Audit Committee.  The following table shows the fees paid to Salberg, our principal accountant for the fiscal years ended December 31, 2010 and 2009.

	2010 ($)	2009 ($)

Audit Fees (1)	80,000	80,000
Audit Related Fees (2)	2,801	2,024
Tax Fees (3)	—	—
All Other Fees	—	—
———————
(1)	Audit fees – these fees relate to the audit of our annual financial statements and the review of our interim quarterly financial statements.

(2)	Audit related fees – these fees relate primarily to the auditors’ review of our registration statements and audit related consulting.

(3)	Tax fees – these fees relate to the preparation of Quepasa’s federal and state tax returns.

OTHER MATTERS

Quepasa has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, Quepasa will cancel your previously submitted proxy.

By the Order of the Board of Directors

/s/ John Abbott
John Abbott
Chairman and Chief Executive Officer
April 11, 2011

EXHIBIT A

AMENDMENT TO THE ARTICLES OF INCORPORATION OF
QUEPASA CORPORATION

The Articles of Incorporation are hereby amended as follows:

Article FIFTH, Subsection (b) shall be deleted in its entirety and the following inserted in lieu thereof:

(b) Unless otherwise provided for in the Bylaws, the directors shall be elected by a plurality of votes cast by the shares entitled to vote in the election at the annual meeting of shareholders at which a quorum is present, and the persons so elected shall serve on the Board of Directors for the ensuing year.

Appendix A

AGREEMENT OF MERGER AND
PLAN OF MERGER AND REORGANIZATION

This Agreement of Merger and Plan of Merger and Reorganization (this “Agreement”) entered into as of this ___ day of _____, 2011, by and between Quepasa Corporation, a Nevada corporation (the “Parent”), and Quepasa Corporation, a Delaware corporation (the “Subsidiary”).

WHEREAS, the respective board of directors of the Parent and the Subsidiary have resolved that both companies be merged, pursuant to the Nevada Revised Statutes (the “NRS”) and the Delaware General Corporation Law (the “DGCL”), into a single corporation existing under the laws of the State of Delaware, to wit, the Subsidiary, which shall be the surviving corporation (such corporation in its capacity as such surviving corporation being sometimes referred to herein as the “Surviving Corporation”); and

WHEREAS, the proposed merger is intended to qualify as a corporate reorganization pursuant to Section 368(a)(l)(F) of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, in consideration of the covenants and agreements herein made, and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged by the parties hereto, the parties agree as follows:

1.           Merger.  The Parent shall be, at the Effective Date (as hereinafter defined), merged (hereinafter called “Merger”) into the Subsidiary, which shall be the Surviving Corporation, and the parties hereto adopt and agree to the following agreements, terms, and conditions relating to the Merger and the mode of carrying the same into effect.

2.           Filings; Effects of Merger.

2.1           Approval by the Subsidiary.  This Agreement has been approved by the board of directors of the Subsidiary in the manner provided by its Certificate of Incorporation and Bylaws and the DGCL.

2.2           Approval by the Parent.  This Agreement has been approved by the board of directors of the Parent in the manner provided by its Articles of Incorporation, as amended, and Bylaws, as amended, and the NRS. This Agreement shall be submitted for approval by the shareholders of the Parent in the manner provided by the NRS.

2.3           Filing of Certificate of Merger; Effective Date. If this Agreement has not been, terminated or abandoned as permitted by the provisions hereof, then the articles of merger substantially in the form attached hereto as Exhibit A (the “Articles of Merger”) shall be filed and recorded with the Secretary of State, State of Nevada and the certificate of merger substantially in the form attached hereto as Exhibit B (the “Certificate of Merger”) shall be filed and recorded with the Secretary of State, State of Delaware.  The Merger shall become effective on the date the Articles of Merger and the Certificate of Merger are filed and recorded in the appropriate filing offices, whichever such date occurs later, which date is herein referred to as the “Effective Date.”

2.4             Certain Effects of Merger.  On the Effective Date, the separate existence of the Parent shall cease, and the Parent shall be merged into the Subsidiary which, as the Surviving Corporation, shall possess all the rights, privileges, powers, and franchises, of a public as well as of a private nature, and be subject to all the restrictions, disabilities, duties and liabilities of the Parent; and all and singular, the rights, privileges, powers, and franchises of the Parent, and all property, real, personal, and mixed, and all debts due to the Parent on whatever account, as well as stock subscriptions, liens and all other things in action or belonging to the Parent, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers, and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the Parent, and the title to any real estate vested by deed or otherwise, under the laws of Delaware or any other jurisdiction, shall not revert or be in any way impaired; but all rights of creditors and all liens upon any property of the Parent shall be preserved, unimpaired, and all debts, liabilities, and duties of the Parent shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities, and duties had been incurred or contracted by it.  At any time, or from time to time, after the Effective Date, the last acting officers of the Parent or the corresponding officers of the Surviving Corporation, may, in the name of the Parent execute and deliver all such proper deeds, assignments, and other instruments and take or cause to be taken all such further or other action as the Surviving Corporation may deem necessary or desirable in order to vest, perfect, or confirm in the Surviving Corporation title to and possession of all of the Parent’s property, rights, privileges, powers, franchises, immunities, and interests and otherwise to carry out the purposes of this Agreement.

3.           Name of Surviving Corporation; Certificate of Incorporation; Bylaws; Directors and Officers.

3.1           Name of Surviving Corporation.  The name of the Surviving Corporation from and after the Effective Date shall be Quepasa Corporation, a Delaware corporation.

3.2           Certificate of Incorporation.  The Certificate of Incorporation of the Subsidiary in effect on the date hereof shall from and after the Effective Date be, and continue to be, the Certificate of Incorporation of the Surviving Corporation until changed or amended as provided by law.

3.3           Bylaws.  The Bylaws of the Subsidiary, as in effect immediately before the Effective Date, shall from and after the Effective Date be, and continue to be, the Bylaws of the Surviving Corporation until amended as provided therein.

3.4           Directors and Officers.  At the Effective Date of the Merger, members of the board of directors, the board committees, the advisory board, if any, and the officers of the Parent in office at the Effective Date of the Merger shall become the directors, board committees, the advisory board, if any, and the officers of the Surviving Corporation, each of whom shall hold such office, subject to the applicable provisions of the Certificate of Incorporation and Bylaws of the Surviving Corporation and the DGCL, until his or her respective successor is duly elected or appointed and qualified, or until an earlier resignation, removal from office or death.

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4.           Status and Conversion of Securities.  Each one share of common stock of the Parent which shall be issued and outstanding immediately before the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted at the Effective Date into one fully paid share of common stock of the Surviving Corporation. Certificates representing shares of common stock of the Parent issued and outstanding prior to the Effective Date shall thereafter represent shares of common stock of the Surviving Corporation; provided, however, that such certificates may, but need not be, exchanged by the holders thereof after the Effective Date for the appropriate number of shares bearing the name of the Surviving Corporation. Certificates representing shares of common stock of the Subsidiary issued and outstanding prior to the Effective Date shall forthwith cease to exist and shall be cancelled.

5.           Abandonment of Merger.  At any time before the Effective Date of the Merger (whether it is before or after filing the Certificate of Merger and the Articles of Merger), this Agreement may be terminated and the Merger abandoned by the mutual consent of the board of directors of the Parent and the Subsidiary, notwithstanding favorable action by the shareholders of the Parent.

6.           Counterparts.  This Agreement may be executed in several counterparts and all so executed shall constitute one agreement binding on all the parties hereto, notwithstanding that all the parties are not a signatory to the original counterpart.  Signatures may be original or facsimile.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto on the date first above written.

PARENT:

Quepasa Corporation, a Nevada corporation

By: ________________________________
       Michael Matte, Chief Financial Officer

SUBSIDIARY:

Quepasa Corporation, a Delaware corporation

By: ________________________________
       Michael Matte, Chief Financial Officer

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Appendix B

CERTIFICATE OF INCORPORATION
OF
QUEPASA CORPORATION

1.           The name of the corporation is Quepasa Corporation (the “Company”).

2.           The address of its registered office in the State of Delaware, County of New Castle, is 3411 Silverside Road, Rodney Building #104, Wilmington, DE 19810.  The name of its registered agent at such address is Corporate Creations Network Inc.

3.           The nature of the business or purposes to be conducted or promoted are to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

4.           The total number of shares of stock of all classes and series the Company shall have authority to issue is 55,000,000 shares consisting of (i) 50,000,000 shares of common stock, par value of $0.001 per share and (ii) 5,000,000 shares of preferred stock, par value $0.001 with such rights, preferences and limitations as may be set from time to time by resolution of the board of directors and the filing of a certificate of designation as required by the Delaware General Corporation Law.

5.           The name and mailing address of the incorporator is as follows:

Brian Bernstein
3507 Kyoto Gardens Drive
Suite 320
Palm Beach Gardens, FL 33410

6.            The name and mailing address of each person who is to serve as a director until the first annual meeting of the shareholders or until a successor is elected and qualified, is as follows:

Name	Mailing Address
Lars Batista	324 Datura Street, Suite 114 West Palm Beach, FL 33401
Lionel Sosa	324 Datura Street, Suite 114 West Palm Beach, FL 33401
Dr. Jill Syverson-Stork	324 Datura Street, Suite 114 West Palm Beach, FL 33401

7.             The Company is to have perpetual existence.  In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, amend, alter or repeal the bylaws of the Company.

8.           Elections of directors need not be by written ballot unless the bylaws of the Company shall so provide.

Meetings of shareholders may be held within or without the State of Delaware as the bylaws may provide.  The books of the Company may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the bylaws of the Company.

9.           The Company reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon shareholders herein are granted subject to this reservation.

10.           No director of this Company shall be personally liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director. Nothing in this paragraph shall serve to eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to this Company or its shareholders, (b) for acts or omissions not in good faith or which involves intentional misconduct or a knowing violation of law, (c) under Section 174 of the Delaware General Corporation Law, or (d) for any transaction from which the director derived an improper personal benefit.  If the Delaware General Corporation Law is amended after approval by the shareholders of this article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

Any repeal or modification of the foregoing paragraph by the shareholders of the Company shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

11.           (a)           Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding (except as provided in Section 11 (f)) whether civil, criminal or administrative, (a “Proceeding”), or is contacted by any governmental or regulatory body in connection with any investigation or inquiry (an “Investigation”), by reason of the fact that he or she is or was a director or executive officer (as such term is utilized pursuant to interpretations under Section 16 of the Securities Exchange Act of 1934) of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (an “Indemnitee”), whether the basis of such Proceeding or Investigation is alleged action in an official capacity or in any other capacity as set forth above shall be indemnified and held harmless by the Company to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than such law permitted the Company to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith and such indemnification shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Company the expenses incurred in defending any such Proceeding in advance of its final disposition (an “Advancement of Expenses”); provided, however, that an Advancement of Expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such Indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise (an “Undertaking”).

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(b)           If a claim under paragraph (a) of this Section is not paid in full by the Company within 60 days after a written claim has been received by the Company, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be 20 days, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim.  If successful in whole or in part in any such suit or in a suit brought by the Company to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit.  In

(i)
any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an Advancement of Expenses) it shall be a defense that, and

(ii)	any suit by the Company to recover an Advancement of Expenses pursuant to the terms of an Undertaking the Company shall be entitled to recover such expenses upon a final adjudication that,

the Indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law.  Neither the failure of the Company (including its board of directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Company (including its board of directors, independent legal counsel, or its shareholders) that the Indemnitee has not met such applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit.  In any suit brought by the Indemnitee to enforce a right hereunder, or by the Company to recover an Advancement of Expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified or to such Advancement of Expenses under this Section or otherwise shall be on the Company.

(c)           The rights to indemnification and to the Advancement of Expenses conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, this certificate of incorporation, bylaw, agreement, vote of shareholders or disinterested directors or otherwise.

(d)           The Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

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(e)           The Company may, to the extent authorized from time to time by the board of directors, grant rights to indemnification and to the Advancement of Expenses, to any employee or agent of the Company to the fullest extent of the provisions of this Section with respect to the indemnification and Advancement of Expenses of directors, and executive officers of the Company.

(f)           Notwithstanding the indemnification provided for by this Section 11, the Company’s bylaws, or any written agreement, such indemnity shall not include any expenses incurred by such Indemnitees relating to or arising from any Proceeding in which the Company asserts a direct claim against an Indemnitee, or an Indemnitee asserts a direct claim against the Company, whether such claim is termed a complaint, counterclaim, crossclaim, third-party complaint or otherwise.

12.           All action by holders of the Company’s outstanding voting securities shall be taken at an annual or special meeting of the shareholders following notice as provided by law or in the Bylaws and shareholders of the Company shall not have the power to act by means of written consent.

 13.           [If Proposal No. 3 is defeated the following Section 13 shall be added as an amendment to the Certificate of Incorporation immediately prior to the reincorporation becoming effective:  The directors shall be classified, with respect to the time for which they severally hold office, into three classes, Class I, Class II and Class III; provided, that the directors in each class shall be as nearly equal in number as possible.  When the number of directors is changed, the board of directors shall determine the class or classes to which the increased or decreased number of directors shall be apportioned, provided that no decrease in the number of directors shall shorten the term of any incumbent director.  The classification shall be such that the term of one class shall expire each succeeding year.  The terms, classification, qualifications and election of the board of directors and the filing of vacancies thereon shall be as provided herein and in the bylaws. In the event that the shareholders of Quepasa Corporation, a Nevada corporation, approve changing the domicile of Quepasa Corporation, a Nevada corporation, to the State of Delaware, the directors of the Company shall be the directors elected at the 2011 annual meeting of shareholders as well as the continuing directors and all directors shall be members of the same class as they were serving on behalf of Quepasa Corporation, a Nevada corporation.  Each director in Class I shall hold office for a term expiring at the 2014 annual meeting of shareholders; each director in Class II shall hold office for a term expiring at the 2012 annual meeting of shareholders; and each director in Class III shall hold office for a term expiring at the 2013 annual meeting of shareholders.  Notwithstanding the foregoing provisions of this Section 12, each director shall serve until such director’s successor is duly elected and qualified or until such director’s death, resignation or removal.  At each annual meeting of shareholders, the successors to the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election and until their successors have been duly elected and qualified or until any such director’s earlier death, resignation or removal.  Any vacancies or newly created directorship resulting from any increase in the authorized number of directors shall be filled, for the unexpired term, by the remaining directors, by the affirmative vote of a majority thereof (whether or not a quorum).  Any director so chosen shall hold office for the unexpired portion of the term of the class of directors in which the new directorship was created or the vacancy occurred and until his or her successor shall have been elected and qualified or until any such director’s earlier death, resignation or removal.]

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I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the Delaware General Corporation Law, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 11th day of April, 2011.

/s/ Brian Bernstein
Incorporator

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Appendix C

BYLAWS

OF

QUEPASA CORPORATION

Article I. Meeting of Shareholders

Section 1.  Annual Meeting.  The annual meeting of the shareholders of this Corporation shall be held at the time and place designated by the Board of Directors of the Corporation.  Business transacted at the annual meeting shall include the election of directors of the Corporation.

Section 2.  Special Meetings.  Special meetings of the shareholders shall be held (a) when directed by the Board of Directors, or (b) when requested in writing by the holders of not less than 20 percent of all the shares entitled to vote at the meeting.

Section 3.  Place.  Meetings of shareholders may be held within or without the State of Delaware.

Section 4.  Notice.  Written notice (including, where applicable, any notice required by the rules of the Securities and Exchange Commission) stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the meeting, by first class mail or email to the extent permitted under the rules of the Securities and Exchange Commission, by or at the direction of the chief executive officer, the president, the secretary, or the officer or persons calling the meeting to each shareholder of record entitled to vote at such meeting.  Such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation, with postage prepaid thereon or when emailed (if authorized). The provisions of Section 229 of the Delaware General Corporation Law (the “DGCL”) as to waiver of notice are applicable.

Section 5.  Notice of Adjourned Meetings.  When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted on the original date of the meeting.  If, however, after the adjournment the Board of Directors fixes a new record date for the adjourned meeting, a notice of adjourned meeting, shall be given as provided in this section to each shareholder of record on the new record date entitled to vote at such meeting.

Section 6.  Closing of Transfer Books and Fixing Record Date.  For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, 60 days.  If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least 10 days immediately preceding such meeting.

In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for the determination of shareholders, such date in any case to be not more than 60 days and, in case of a meeting of shareholders, not less than 10 days prior to the date on which the particular action requiring such determination of shareholders is to be taken.

If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the day preceding the day on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.

When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date for the adjourned meeting.

Section 7.  Shareholder Quorum and Voting.  A majority of the outstanding shares of each class or series of voting stock then entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of shareholders.  When a specified item of business is required to be voted on by a class or series of stock, a majority of the outstanding shares of such class or series shall constitute a quorum for the transaction of such item of business by that class or series.

For all matters other than election of directors, except as otherwise provided by law, by applicable stock exchange rules, by the certificate of incorporation or these bylaws, if a quorum is present, all actions taken by the holders of a majority of the votes cast on a proposal, excluding abstentions, shall be the act of the shareholders, and when approval of a class or series is required the affirmative vote of the majority of the votes cast on a proposal, excluding abstentions, by the holders of shares of such class or series shall be the act of such class or series.

A nominee for director shall be elected if the votes cast for such nominee’s election exceeded the votes cast against such nominee; provided, however, that a nominee shall be elected by a plurality of the votes cast at any meeting of shareholders for which the Secretary of the Corporation determines that the number of nominees exceeds the number of directors to be elected as of the record date for such meeting.  Following election or re-election, each director shall promptly tender resignation effective upon the directors failure to receive the required vote for re-election at the next meeting at which such directors is up re-election and upon acceptance of such resignation by the Board of Directors.

After a quorum has been established at a shareholders’ meeting, the subsequent withdrawal of shareholders, so as to reduce the number of shareholders entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

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Section 8.  Voting of Shares.  Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, except as may be otherwise provided in a certificate of designation filed with the Delaware Secretary of State.

Treasury shares, shares of stock of this Corporation owned by another corporation, the majority of the voting stock of which is owned or controlled by this Corporation, and shares of stock of this Corporation, held by it in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

A shareholder may vote either in person or by proxy executed in writing by the shareholder or his duly authorized attorney-in-fact.

At each election for directors every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected at that time and for whose election he has a right to vote.

Shares standing in the name of another corporation, domestic or foreign, may be voted by the officer, agent, or proxy designated by the bylaws of the corporate shareholder; or, in the absence of any applicable bylaw, by such person as the Board of Directors of the corporate shareholder may designate.  Proof of such designation may be made by presentation of a certified copy of the bylaws or other instrument of the corporate shareholder.  In the absence of any such designation, or in case of conflicting designation by the corporate shareholder, the chairman of the board, president, any vice president, secretary and treasurer of the corporate shareholder shall be presumed to possess, in that order, authority to vote such shares.

Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name.  Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court by which such receiver was appointed.

A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee or his nominee shall be entitled to vote the shares so transferred.

On and after the date on which written notice of redemption of redeemable shares has been mailed to the holders thereof and a sum sufficient to redeem such shares has been deposited with a bank or trust company with irrevocable instruction and authority to pay the redemption price to the holders thereof upon surrender of certificates therefor, such shares shall not be entitled to vote on any matter and shall not be deemed to be outstanding shares.

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Section 9.  Proxies.  Every shareholder entitled to vote at a meeting of shareholders or to express consent or dissent without a meeting of a shareholders’ duly authorized attorney-in-fact may authorize another person or persons to act for him by proxy.

Every proxy must be signed by the shareholder or his attorney in-fact.  No proxy shall be valid after the expiration of three years from the date thereof unless otherwise provided in the proxy.  Every proxy shall be revocable at the pleasure of the shareholder executing it, except as otherwise provided by law.

The authority of the holder of a proxy to act shall not be revoked by the incompetence or death of the shareholder who executed the proxy unless, before the authority is exercised, written notice of an adjudication of such incompetence or of such death is received by the corporate officer responsible for maintaining the list of shareholders.

If a proxy for the same shares confers authority upon two or more persons and does not otherwise provide, a majority of them present at the meeting, or if only one is present then that one, may exercise all the powers conferred by the proxy; but if the proxy holders present at the meeting are equally divided as to the right and manner of voting in any particular case, the voting of such shares shall be prorated.

If a proxy expressly provides, any proxy holder may appoint in writing a substitute to act in his place.

Section 10.  Action by Shareholders without a Meeting.  Unless otherwise provided for in the certificate of incorporation, no action may be taken by shareholders without a meeting.

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Section 11.  Advance Notice at Annual Meeting.

(a)            At an annual meeting of shareholders only such business shall be conducted as is a proper matter for shareholder action under the DGCL and as shall have been properly brought before the meeting.  Matters may be properly brought before the annual meeting, only as follows: (i) brought before the meeting and specified pursuant to the Corporation’s notice of meeting of the shareholders, (ii) otherwise brought specifically by or at the direction of the Board of Directors, or (iii) by any shareholder of the Corporation who was a shareholder of record who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 11; provided, that if such matter is proposed on behalf of a beneficial owner it  may only be properly brought before the meeting, if such beneficial owner was the beneficial owner of shares of the Corporation at the time of the giving of the shareholder’s notice provided for in Section 11(b) below.  Clause (iii) above shall be the exclusive means for a shareholder to make nominations and submit other business (other than matters properly included in the Corporation’s notice of meeting of shareholders and proxy statement under the Securities Exchange Act of 1934 and the rules and regulations thereunder (the “Exchange Act”)) before an annual meeting of shareholders.

(b)           At an annual meeting of shareholders, the following procedures shall apply in order for a matter to be properly brought before the meeting by a shareholder.

(i)             For nominations for election to the Board of Directors to be properly brought before an annual meeting by a shareholder pursuant to clause (iii) of Section 11(a) , the shareholder must deliver written notice to the Secretary at the principal executive offices of the Corporation on a timely basis as set forth in Section 11(b)(iii) and must update and supplement such written notice on a timely basis as set forth in Section 11(c). Such shareholder’s notice shall set forth:  (A) as to each nominee such shareholder proposes to nominate at the meeting: (1) the name, age, business address and residence address of such nominee, (2) the principal occupation or employment of such nominee, (3) the class and number of shares of each class of capital stock of the Corporation which are owned of record and beneficially by such nominee, (4) the date or dates on which such shares were acquired and the investment intent of such acquisition, (5) a statement whether such nominee, if elected, intends to tender promptly following such person’s failure to receive the required vote for election or re-election at the next meeting at which such person would face election or re-election, an irrevocable resignation effective upon acceptance of such resignation by the Board of Directors (6) with respect to each nominee for election or re-election to the Board of Directors, include a completed and signed questionnaire, representation and agreement required by Section 11(e), and (7) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named as a nominee and to serving as a director if elected); and (B) the information required by Section 11(b)(iv). The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such proposed nominee.

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(ii)           For business other than nominations for election to the Board of Directors to be properly brought before an annual meeting by a shareholder pursuant to clause (C) of Section 11(a), the shareholder must deliver written notice to the Secretary at the principal executive offices of the Corporation on a timely basis as set forth in Section 11(b)(iii), and must update and supplement such written notice on a timely basis as set forth in Section 11(c).  Such shareholder’s notice shall set forth:  (A) as to each matter such shareholder proposes to bring before the meeting, (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at such meeting, (2) the text of the proposal to be presented at the meeting, (3) a statement in support of the proposal, (4) a representation that such shareholder intends to appear in person, by remote communication, if applicable, or by proxy at the meeting to bring such business before the meeting, (5) the name and address, as they appear on the Corporation’s books, of the shareholder proposing such business, (6) the class, series and number of shares of the Corporation which are owned of record and beneficially owned by the shareholder, and (7) any material interest (including any anticipated benefit of such business to any Proponent (as defined below) other than solely as a result of its ownership of the Corporation’s capital stock, that is material to any Proponent individually, or to the Proponents in the aggregate) in such business of any Proponent; and (B) the information required by Section 11(b)(iv).

(iii)          To be timely, the written notice required by Section 11(b)(i) or 11(b)(ii) must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the date on which the Corporation released its proxy materials to its shareholders for the prior year’s annual meeting of shareholders or any longer period provided for by applicable law; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, for notice by the shareholder to be timely, such shareholder’s written notice must be delivered to the Secretary not later than the close of business on the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made, whichever is later.  Notwithstanding the foregoing, in no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above.

(iv)          The written notice required by Section 11(b)(i) or 11(b)(ii) shall also set forth, as of the date of the notice and as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a “Proponent” and collectively, the “Proponents”): (A) the name and address of each Proponent, as they appear on the Corporation’s books; (B) the class, series and number of shares of the Corporation that are owned beneficially and of record by each Proponent; (C) a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal between or among any Proponent and any of its affiliates or associates, and any others (including their names) acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing; (D) a representation that the Proponents are holders of record or beneficial owners, as the case may be, of shares of the Corporation entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice (with respect to a notice under Section 11(b)(i)) or to propose the business that is specified in the notice (with respect to a notice under Section 11(b)(ii)); (E) a representation as to whether the Proponents intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the Corporation’s voting shares to elect such nominee or nominees (with respect to a notice under Section 11(b)(i)) or to carry such proposal (with respect to a notice under Section 11(b)(ii)); (F) to the extent known by any Proponent, the name and address of any other shareholder supporting the proposal on the date of such shareholder’s notice; and (G) a description of all Derivative Transactions (as defined below) by each Proponent during the previous 12 month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions.

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For purposes of Sections 11 and 12, a “Derivative Transaction” means any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proponent or any of its affiliates or associates, whether record or beneficial owner:

(w)           the value of which is derived in whole or in part from the value of any class or series of shares or other securities of the Corporation,

(x)            which otherwise provides any direct or indirect opportunity to gain or share in any gain derived from a change in the value of securities of the Corporation,

(y)            the effect or intent of which is to mitigate loss, manage risk or benefit of security value or  price changes, or

(z)             which provides the right to vote or increase or decrease the voting power of, such Proponent, or any of its affiliates or associates, with respect to any securities of the Corporation,

which agreement, arrangement, interest or understanding may include, without limitation, any option, warrant, debt position, note, bond, convertible security, swap, stock appreciation right, short position, profit interest, hedge, right to dividends, voting agreement, performance-related fee or arrangement to borrow or lend shares (whether or not subject to payment, settlement, exercise or conversion in any such class or series), and any proportionate interest of such Proponent in the securities of the Corporation held by any general or limited partnership, or any limited liability company, of which such Proponent is, directly or indirectly, a general partner or managing member.

(c)          A shareholder providing written notice required by Section 11(b)(i) or (ii) shall update and supplement such notice in writing, if necessary, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for the meeting and (ii) as of the date that is five business days prior to the meeting and, in the event of any adjournment or postponement thereof, five  business days prior to any adjournment or postponement thereof.  In the case of an update and supplement pursuant to clause (i) of this Section 11(c), such update and supplement shall be received by the Secretary at the principal executive offices of the Corporation not later than five business days after the record date for the meeting.  In the case of an update and supplement pursuant to clause (ii) of this Section 11(c), such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than two business days prior to the date for the meeting, and, in the event of any adjournment or postponement thereof, two business days prior to any adjournment or postponement thereof.

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(d)          Notwithstanding anything in Section 11(b)(iii) to the contrary, in the event that the number of directors in an Expiring Class (as defined below) is increased and there was no appointment of a director made or no public announcement of an appointment of a director to fill such vacancy is made by the Corporation at least 10 days before the last day a shareholder may deliver a notice of nomination in accordance with Section 11(b)(iii), a shareholder’s notice required by this Section 11 and which complies with the requirements in Section 11(b)(i), other than the timing requirements in Section 11(b)(iii), shall also be considered timely, but only with respect to nominees for any new positions in such Expiring Class, created by such increase, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.  For purposes of this Section 11(d), an “Expiring Class” shall mean a class of directors whose term shall expire at the next annual meeting of shareholders.

(e)          To be eligible to be a nominee for election or re-election as a director of the Corporation pursuant to a nomination under clause (iii) of Section 11(a), such nominee or a person on his or her behalf must deliver (in accordance with the time periods prescribed for delivery of notice under Section 11(b)(iii) or Section 11(d), as applicable) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such nominee and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation in the questionnaire or (B) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law; (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director of the Corporation that has not been disclosed therein; and (iii) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with, all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

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(f)          A person shall not be eligible for election or re-election as a director unless the person is nominated either in accordance with clause (i), (ii) or (iii) of Section 11(a).  Except as otherwise required by law, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these bylaws and, if any proposed nomination or business is not in compliance with these bylaws, to declare that such defective proposal or nomination shall not be presented for shareholder action at the meeting and shall be disregarded. Notwithstanding anything in these bylaws to the contrary, unless otherwise required by law, if a shareholder intending to make a nomination at a meeting pursuant to Section 11(b)(i) or to propose business at a meeting pursuant to Section 11(b)(ii) does not provide the information in the shareholder’s notice required under Section 11(b)(i) or 11(b)(ii), as applicable, within the applicable time periods specified in this Section 11 (including any update and supplement required under Section 11(c)), or the shareholder (or a qualified representative of the shareholder) does not appear at the meeting to make such nomination or to propose such business, or the Proponents shall not have acted in accordance with the representations required under Section 11(b)(iv)(E), such nomination or proposal shall not be presented for shareholder action at the meeting and shall be disregarded, as determined by the chairman of the meeting as described above, notwithstanding that proxies in respect of such nominations or such business may have been solicited or received.

(g)          In order to include information with respect to a shareholder proposal in the proxy statement and form of proxy for a shareholders’ meeting, a shareholder must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder.   Nothing in these bylaws shall be deemed to affect any rights of shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to the rules and regulations under the Exchange Act; provided, however, that any references in these bylaws to the Exchange Act or the rules and regulations thereunder are not intended to and shall not limit the requirements applicable to proposals and/or nominations to be considered pursuant to Section 11(a)  (iii) of these bylaws.

(h)          For purposes of Sections 11 and 12,

(i)            “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, Business Wire or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act; and

(ii)           “affiliates” and “associates” shall have the meanings set forth in Rule 405 under the Securities Act of 1933.

Section 12.  Advance Notice at Special Meetings.

(a)            Special meetings of the shareholders of the Corporation may be called pursuant to Section 2, provided that such written request is in compliance with the requirements of Section 12(b)  (a “Shareholder-Requested Meeting”).  A request to call a special meeting pursuant to Section 2(b) shall not be valid unless made in accordance with the requirements and procedures set forth in this Section 12.  Except as may otherwise be required by law, the Board of Directors shall determine, in its sole judgment, the validity of any request under Section 2(b), including whether such request was properly made in compliance with these bylaws.

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(b)           For a special meeting called pursuant to Section 2, the Board of Directors shall determine the time and place of such special meeting, subject to the provisions below with respect to a Shareholder-Requested Meeting.  Following determination of the time and place of the meeting, the Secretary shall cause a notice of meeting to be given to the shareholders entitled to vote, in accordance with these bylaws.  For a Shareholder-Requested Meeting, the request shall (i) be in writing, signed and dated by the shareholders who have who delivered the written request for the special meeting, (ii) set forth the purpose of calling the special meeting and include the information required by the shareholder’s notice as set forth in Section 11(b)(i), including the questionnaire, representation and agreement required by Section 11(e) (for nominations for the election to the Board of Directors) and in Section 11(b)(ii) (for the proposal of business other than nominations), (iii) be delivered personally or sent by certified or registered mail, return receipt requested, to the Secretary at the principal executive offices of the Corporation.  The shareholder shall also update and supplement such information as required under Section 11(c).  If the Board of Directors determines that a request pursuant to Section 2(b) is valid, the Board shall determine the time and place, if any, of a Shareholder-Requested Meeting, which time shall be not less than 90 nor more than 120 days after the receipt of such request, and shall set a record date for the determination of shareholders entitled to vote at such meeting in the manner set forth in these bylaws.  No business may be transacted at a special meeting, including a Shareholder-Requested Meeting, otherwise than as specified in the notice of meeting.

(c)           Nominations of persons for election to the Board of Directors may be made at a special meeting of shareholders at which directors are to be elected (i) by or at the direction of the Board of Directors or (ii) by any shareholder of the Corporation who is a shareholder of record at the time of giving notice provided for in this Section 12(c), who shall be entitled to vote at the meeting and who delivers written notice to the Secretary of the Corporation setting forth the information required by Section 11(b)(i); provided, that if such nominee is proposed on behalf of a beneficial owner it may only be properly brought before the meeting, if such beneficial owner was the beneficial owner of shares of the Corporation at the time of giving notice provided for in this Section 12(c).  In the event the Corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any such shareholder of record may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if written notice setting forth the information required by Section 11(b)(i)  shall be received by the Secretary at the principal executive offices of the Corporation no later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.  The shareholder shall also update and supplement such information as required under Section 11(c).  In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period for the giving of a shareholder’s notice as described above.

(d)           Notwithstanding the foregoing provisions of this Section 12, a shareholder must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 12. Nothing in these bylaws shall be deemed to affect any rights of shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act; provided, however, that any references in these bylaws to the Exchange Act or the rules and regulations thereunder are not intended to and shall not limit the requirements applicable to nominations for the election to the Board of Directors and/or proposals of other business to be considered pursuant to Section 2 of these bylaws.

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Article II. Directors

Section 1.  Function.  All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors.

Section 2.  Qualification.  Directors need not be residents of this state or shareholders of this Corporation.

Section 3.  Compensation.  The Board of Directors shall have authority to fix the compensation of directors.

Section 4.  Duties of Directors.  A director shall perform his duties as a director, including his duties as a member of any committee of the board upon which he may serve, in good faith, in a manner he reasonably believes to be in the best interests of the Corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances.

In performing his duties, a director shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by:

(a)           one or more officers or employees of the Corporation whom the director reasonably believes to be reliable and competent in the matters presented,

(b)           counsel, public accountants or other persons as to matters which the director reasonably believes to be within such person’s professional or expert competence, or

(c)           a committee of the board upon which he does not serve, duly designated in accordance with a provision of the certificate of incorporation or the bylaws, as to matters within its designated authority, which committee the director reasonably believes to merit confidence.

A director shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that would cause such reliance described above to be unwarranted.

A person who performs his duties in compliance with this section shall have no liability by reason of being or having been a director of the Corporation.

Section 5.  Presumption of Assent.  A director of the Corporation who is present at a meeting of its Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless he votes against such action or abstains from voting in respect thereto because of an asserted conflict of interest.

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Section 6.  Number.  This Corporation shall have no less than three nor greater than nine directors.  The number of directors may be established from time to time by resolution of the Board of Directors, but no decrease shall have the effect of shortening the terms of any incumbent director.

Section 7.  Election and Term.  Each person named in the certificate of incorporation as a member of the initial Board of Directors and all other directors appointed by the Board of Directors to fill vacancies thereof shall hold office until the first annual meeting of shareholders, and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death. At the first annual meeting of shareholders and at each annual meeting thereafter the shareholders shall elect directors to hold office until the term expires and his successor has been duly elected and qualified or until his resignation, removal from office or death.

[If Proposal 3 is not passed the above part of Section 7 shall be designated as Section 7(a) and the following shall be designated as Section 7(b):]

The number of directors in office from time to time shall be within the limits specified in Section 6, except as prescribed initially in the certificate of incorporation and thereafter as prescribed from time to time by resolution adopted by either the shareholders or by the Board of Directors upon the affirmative vote of a majority of the directors then in office. The Board of Directors, upon the affirmative vote of a majority of the directors then in office, shall have the power to increase or decrease its size within the aforesaid limits. Each director elected shall hold office for the term for which such director is elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. In accordance with the Corporation’s certificate of incorporation, the Board of Directors shall divide the directors into three classes; and, when the number of directors is changed, shall determine the class or classes to which the increased or decreased number of directors shall be apportioned; provided, however, that no decrease in the number of directors shall affect the term of any director then in office. In accordance with the Corporation’s certificate of incorporation, at each annual meeting of shareholders, directors elected to succeed those whose terms are expiring shall be elected for a term of office expiring at the annual meeting of shareholders held in the third year following their election and until their respective successors are elected and qualified, or until such director’s earlier death, resignation or removal.]

Section 8.  Vacancies.  Any vacancy occurring in the Board of Directors, including any vacancy created by reason of an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors despite having less than a quorum of the Board of Directors.  A director elected to fill a vacancy shall hold office only until the next election of directors by the shareholders.

Section 9.  Removal of Directors. At a meeting of the shareholders called expressly for that purpose, any director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares of each class or series of voting stock, present in person or by proxy, then entitled to vote at an election of directors.

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Section 10.  Quorum and Voting.  A majority of the number of directors then serving as directors shall constitute a quorum for the transaction of business. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 11.  Director Conflicts of Interest.  No contract or other transaction between this Corporation and one or more of its directors or officers or any other corporation, firm, association or entity in which one or more of the directors are directors or officers or are financially interested, shall be either void or voidable because of such relationship or interest or because such director or directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction or because his or their votes are counted for such purpose, if:

(a)           The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; or

(b)           The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or

(c)           The contract or transaction is fair as to the Corporation at the time it is authorized by the board, a committee or the shareholders.  Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

Section 12.  Place of Meeting.  Regular and special meetings by the Board of Directors may be held within or without the State of Delaware.

Section 13.  Time, Notice and Call of Meetings.  Notice of the time and place of meetings of the Board of Directors shall be given to each director by either personal delivery, any form of electronic notice including email or facsimile transmission, as long as the director is able to retain a copy of the notice, at least one day before the meeting.

Notice of a meeting of the Board of Directors need not be given to any director who signs a waiver of notice either before or after the meeting.  Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and waiver of any and all obligations to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

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Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place.  Notice of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other directors.

Meetings of the Board of Directors may be called by the chief executive officer or president of the Corporation or by any director.

Members of the Board of Directors may participate in a meeting of such Board by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time.  Participation by such means shall constitute presence in person at a meeting.

Section 14.  Action Without a Meeting.  Any action required to be taken at a meeting of the directors of the Corporation, or any action which may be taken at a meeting of the directors, may be taken without a meeting if a consent in writing, setting forth the action to be taken, signed by all of the directors, is filed in the minutes of the proceedings of the Board.  Such consent shall have the same effect as a unanimous vote.

Section 15.  Committees.  The Board of Directors may designate from among its members such committees it deems prudent, such as, but not limited to, an executive committee, an audit committee, and a compensation committee and nominating committee.

Article III. Officers

Section 1.  Officers.  The officers of this Corporation shall consist of a chief executive officer, a president, a chief technology officer, a chief financial officer, any vice president(s) designated by the Board of Directors, a secretary, a treasurer and such other officers as may be designated by the Board of Directors, each of whom shall be elected by the Board of Directors from time to time.  Any two or more offices may be held by the same person.  The failure to elect any of the above officers shall not affect the existence of this Corporation.

Section 2.  Duties.  The officers of this Corporation shall have and perform the powers and duties usually pertaining to their respective offices, the powers and duties prescribed by these bylaws, any additional powers and duties as may from time to time be prescribed by the Board of Directors and such other duties as delegated by the chief executive officer including the following:

The chief executive officer shall have general and active management of the business and affairs of the Corporation subject to the directions of the Board of Directors, and shall preside at all meetings of the shareholders and the Board of Directors, unless there is an independent Chairman of the Board of Directors, in which case the Chairman shall preside at such meetings.

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The president shall perform such duties as are conferred upon him by the chief executive officer of the Corporation, shall act whenever the chief executive officer shall be unavailable, and shall perform such other duties as may be prescribed by the Board of Directors.

The chief technology officer shall be responsible for product development, establishment of technology standards for the Corporation’s products and services and development of strategic plans in connection with the establishment, maintenance and improvement of the Company's technology base.

The chief financial officer shall keep correct and complete records of account, showing accurately at all times the financial condition of the Corporation and be primarily responsible for all filings with the Securities and Exchange Commission.   He shall furnish at meetings of the Board of Directors, or whenever requested, a statement of the financial condition of the Corporation and shall perform such other duties as may be prescribed by the Board of Directors.

The secretary shall have custody of and maintain all of the corporate records except the financial records, shall record the minutes of all meetings of the shareholders and whenever else required by the Board of Directors or the president, and shall perform such other duties as may be prescribed by the Board of Directors.

The treasurer shall be the legal custodian of all monies, notes, securities and other valuables that may from time to time come into the possession of the Corporation.  He shall immediately deposit all funds of the Corporation coming into his hands in some reliable bank or other depositary to be designated by the Board of Directors and shall keep this bank account in the name of the Corporation.

Section 3.  Removal of Officers.  Any officer or agent elected or appointed by the Board of Directors may be removed by the Board whenever in its judgment the best interests of the Corporation will be served thereby.

Any officer or agent elected by the shareholders may be removed only by vote of the shareholders, unless the shareholders shall have authorized the directors to remove such officer or agent.

Any vacancy, however, occurring, in any office may be filled by the Board of Directors.

Removal of any officer shall be without prejudice to the contract rights, if any, of the person so removed; however, election or appointment of an officer or agent shall not of itself create contract rights.

Article IV. Stock Certificates

Section 1.  Issuance.  Every holder of shares in this Corporation shall be entitled to have a certificate, representing all shares to which he is entitled.  No certificate shall be issued for any share until such share is fully paid.

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Section 2.  Form.  Certificates representing shares in this Corporation shall be signed by the chairperson or vice-chairperson, the president or vice president and the secretary or an assistant secretary or treasurer or assistant treasurer and may be sealed with the seal of this Corporation or a facsimile thereof.  The signature of the chairperson or vice-chairperson, the president or vice president and the secretary or assistant secretary or treasurer or assistant treasurer may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar, other than the Corporation itself or an employee of the Corporation.  In case any officer who signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issuance.

Every certificate representing shares issued by this Corporation shall set forth or fairly summarize upon the face or back of the certificate, or shall state that the Corporation will furnish to any shareholder upon request and without charge a full statement of, the designations, preferences, limitations and relative rights of the shares of each class or series authorized to be issued, and the variations in the relative rights and preferences between the shares of each series so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series.

Every certificate representing shares which are restricted as to the sale, disposition, or other transfer of such shares shall state that such shares are restricted as to transfer and shall set forth or fairly summarize upon the certificate, or shall state that the Corporation will furnish to any shareholder upon request and without charge a full statement of, such restrictions.

Each certificate representing shares shall state upon its face:  the name of the Corporation; that the Corporation is organized under the laws of this state; the name of the person or persons to whom issued; the number and class of shares, and the designation of the series, if any, which such certificate represents; and the par value of each share represented by such certificate, or a statement that the shares are without par value.

Section 3.  Transfer of Stock.  Except as provided in Section 4 of this Article, the Corporation shall register a stock certificate presented to it for transfer if the certificate is properly endorsed by the holder of record or by his duly authorized attorney, and the signature of such person has been guaranteed by a commercial bank or trust company or by a member of the New York Stock Exchange or any successor thereto.

Section 4.  Off-Shore Offerings.  In all offerings of equity securities pursuant to Regulation S of the Securities Act of 1933 (the “Act”), the Corporation shall require that its stock transfer agent refuse to register any transfer of securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Act or an available exemption under the Act.

Section 5.  Lost, Stolen or Destroyed Certificates.  The Corporation shall issue a new stock certificate in the place of any certificate previously issued if the holder of record of the certificate (a) makes proof in affidavit form that it has been lost, destroyed or wrongfully taken; (b) requests the issuance of a new certificate before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of any adverse claim; (c) gives bond in such form as the Corporation may direct, to indemnify the Corporation, the transfer agent, and registrar against any claim that may be made on account of the alleged loss, destruction, or theft of a certificate; and (d) satisfies any other reasonable requirements imposed by the Corporation.

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Article V. Books and Records

Section 1.  Books and Records.  This Corporation shall keep correct and complete records and books of account and shall keep minutes of the proceedings of its shareholders, Board of Directors and committees of directors.

This Corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders, and the number, class and series, if any, of the shares held by each.

Any books, records and minutes may be in written form or in any other form capable of being converted into written form within a reasonable time.

Any person who shall have been a holder of record of shares or of voting trust certificates therefor at least six months immediately preceding his demand or shall be the holder of record of, or the holder of record of voting trust certificates for, at least five percent of the outstanding shares of any class or series of the Corporation, upon written demand stating the purpose thereof, shall have the right to examine, in person or by agent or attorney, at any reasonable time or times, for any proper purpose its relevant books and records of accounts, minutes and records of shareholders and to make extracts therefrom.

Section 2.  Financial Information. Not later than three months after the close of each fiscal year, this Corporation shall prepare a balance sheet showing in reasonable detail the financial condition of the Corporation as of the close of its fiscal year, and a profit and loss statement showing the results of the operations of the Corporation during its fiscal year.

Upon the written request of any shareholder or holder of voting trust certificates for shares of the Corporation, the Corporation shall mail to such shareholder or holder of voting trust certificates a copy of the most recent such balance sheet and profit and loss statement.

The balance sheets and profit and loss statements shall be filed in the registered office of the Corporation in this state, shall be kept for at least five years, and shall be subject to inspection during business hours by any shareholder or holder of voting trust certificates, in person or by agent.

Article VI. Dividends

The Board of Directors of this Corporation may, from time to time, declare and the Corporation may pay dividends on its shares in cash, property or its own shares, except when the Corporation is insolvent or when the payment thereof would render the Corporation insolvent or when the declaration or payment thereof would be contrary to any restrictions contained in the certificate of incorporation, subject to the following provisions:

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(a)           Dividends in cash or property may be declared and paid, except as otherwise provided in this section, only out of the unreserved and unrestricted earned surplus of the Corporation or out of capital surplus, howsoever arising but each dividend paid out of capital surplus shall be identified as a distribution of capital surplus, and the amount per share paid from such surplus shall be disclosed to the shareholders receiving the same concurrently with the distribution.

(b)           Dividends may be declared and paid in the Corporation’s own treasury shares.

(c)           Dividends may be declared and paid in the Corporation’s own authorized but unissued shares out of any unreserved and unrestricted surplus of the Corporation upon the following conditions:

(1)           If a dividend is payable in shares having a par value, such shares shall be issued at not less than the par value thereof and there shall be transferred to stated capital at the time such dividend is paid an amount of surplus equal to the aggregate par value of the shares to be issued as a dividend.

(2)           If a dividend is payable in shares without a par value, such shares shall be issued at such stated value as shall be fixed by the Board of Directors by resolution adopted at the time such dividend is declared, and there shall be transferred to stated capital at the time such dividend is paid an amount of surplus equal to the aggregate stated value so fixed in respect of such shares; and the amount per share so transferred to stated capital shall be disclosed to the shareholders receiving such dividend concurrently with the payment thereof.

(d)           No dividend payable in shares of any class shall be paid to the holders of shares of any other class unless the certificate of incorporation so provide or such payment is authorized by the affirmative vote or the written consent of the holders of at least a majority of the outstanding shares of the class in which the payment is to be made.

(e)           A split-up or division of the issued shares of any class into a greater number of shares of the same class without increasing the stated capital of the Corporation shall not be construed to be a share dividend within the meaning of this section.

Article VII. Corporate Seal

The Board of Directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the following:

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Article VIII. Amendment

These bylaws may be repealed or amended, and new bylaws maybe adopted, by the Board of Directors or the shareholders in accordance with Section 109 of the DGCL.

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VOTE BY INTERNET - www.proxyvote.com
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	▢	▢	▢

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 John Abbott 02 Alonso Ancira 03 Lars Batista 04 Ernesto Cruz 05 Malcolm Jozoff
06 Lionel Sosa 07 Dr. Jill Syverson-Stork

The Board of Directors recommends you vote FOR proposals 2 through 6.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000104469_1 R1.0.0.11699

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com.

QUEPASA CORPORATION
Annual Meeting of Shareholders
June 8, 2011 12:00 PM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoints John Abbott and Michael Matte, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of voting stock of QUEPASA CORPORATION that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholder(s) to be held at 12:00 PM, EST on June 8, 2011, at 324 Datura Street, Suite 114, West Palm Beach, Florida 33401, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000104469_2 R1.0.0.11699

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